LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HOME OFFICE LOCATION:
120 MADISON STREET
SUITE 1700
SYRACUSE, NY 13202
(888) 223-1860

ADMINISTRATIVE OFFICE:
PERSONAL SERVICE CENTER MVLI
350 CHURCH STREET
HARTFORD, CT 06103-1106
(800) 552-9898 (5/99-7/99)
(800) 444-2363 (8/99 AND LATER)

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               A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
              BENEFITS PAYABLE ON DEATH OF SECOND OF TWO INSUREDS
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This Prospectus describes a flexible premium variable life insurance contract (the "Policy"), offered by Lincoln Life & Annuity Company of New York ("LLANY" "we", "our" or "us"). The Policy provides death benefits when the second of the two named Insureds dies (a "Second Death Policy").

The Policy features:

                - flexible premium payments;

                - a choice of one of two death benefit options; and

                - a choice of underlying investment options.

It may not be advantageous to replace existing insurance or supplement an existing flexible premium variable life insurance contract with the Policy. This Prospectus and the Prospectuses of the Funds furnished with this Prospectus should be read carefully to understand the Policy being offered.

The Policy described in this Prospectus is available only in New York.

The mutual funds ("Funds") available through LLANY's Separate Account R ("Separate Account") are:

AIM VARIABLE INSURANCE FUNDS, INC.
AIM V.I. Growth Fund
AIM V.I. International Equity Fund
AIM V.I. Value Fund

BARON CAPITAL FUNDS TRUST
Baron Capital Asset Fund -- Insurance Shares

BT INSURANCE FUNDS TRUST
EAFE-Registered Trademark- Equity Index Fund
Equity 500 Index Fund
Small Cap Index Fund

DELAWARE GROUP PREMIUM FUND, INC.
Delchester Series
Devon Series
Emerging Markets Series
REIT Series
Small Cap Value Series
Trend Series

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
Contrafund Portfolio -- Service Class
FIDELITY VARIABLE INSURANCE PRODUCTS FUND III
Growth Opportunities Portfolio -- Service Class

JANUS ASPEN SERIES
Janus Aspen Series Balanced Portfolio
Janus Aspen Series Worldwide Growth Portfolio

LINCOLN NATIONAL (LN)
LN Bond Fund, Inc.
LN Capital Appreciation Fund, Inc.
LN Equity-Income Fund, Inc.
LN Global Asset Allocation Fund, Inc.
LN Money Market Fund, Inc.
LN Social Awareness Fund, Inc.

MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST
MFS Emerging Growth Series
MFS Total Return Series
MFS Utilities Series

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
AMT Mid-Cap Growth Portfolio
AMT Partners Portfolio

TEMPLETON VARIABLE PRODUCTS SERIES FUND
Templeton International Fund -- Class 2
Templeton Stock Fund -- Class 2

TO BE VALID, THIS PROSPECTUS MUST HAVE THE CURRENT MUTUAL FUNDS' PROSPECTUSES WITH IT. KEEP ALL FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                         PROSPECTUS DATED: MAY 13, 1999

                               TABLE OF CONTENTS

CONTENTS                                             PAGE
------------------------------------------------      ---
HIGHLIGHTS......................................           3
  Initial Choices To Be Made....................           3
  Level or Varying Death Benefit................           3
  Amount of Premium Payment.....................           4
  Selection of Funding Vehicles.................           4
  Charges and Fees..............................           5
  Changes in Specified Amount...................           5
LLANY, THE SEPARATE ACCOUNT AND THE GENERAL
 ACCOUNT........................................           6
BUYING VARIABLE LIFE INSURANCE..................           7
  Replacements..................................           8
APPLICATION.....................................           8
OWNERSHIP.......................................           9
BENEFICIARY.....................................           9
INSUREDS........................................          10
THE POLICY......................................          10
  Policy Specifications.........................          10
PREMIUM FEATURES................................          10
  Planned Premiums; Additional Premiums.........          10
    Limits on Right to Make Payments of
     Additional and Planned Premiums............          11
    Premium Load; Net Premium Payment...........          11
RIGHT-TO-EXAMINE PERIOD.........................          11
TRANSFERS AND ALLOCATION AMONG ACCOUNTS.........          11
  Allocation of Net Premium Payments............          11
  Transfers.....................................          11
  Optional Sub-Account Allocation Programs......          12
    Dollar Cost Averaging.......................          12
    Automatic Rebalancing.......................          13
POLICY VALUES...................................          13
  Accumulation Value............................          13
  Separate Account Value........................          14
    Accumulation Unit Value.....................          14
    Accumulation Units..........................          14
  Fixed Account and Loan Account Value..........          14
  Net Accumulation Value........................          15
FUNDS...........................................          15
  Substitution of Securities....................          19
  Voting Rights.................................          19
  Fund Participation Agreements.................          20
CHARGES AND FEES................................          20
  Deductions Made Monthly.......................          20
    Monthly Deduction...........................          20
    Cost of Insurance Charge....................          21
  Mortality and Expense Risk Charge.............          21
  Fund Expenses.................................          22
  Surrender Charges.............................          24
  Transaction Fee for Excess Transfers..........          24
DEATH BENEFITS..................................          25
  Death Benefit Options.........................          25
  Changes in Death Benefit Options and Specified
   Amount.......................................          25
  Federal Income Tax Definition of Life
   Insurance....................................          26

CONTENTS                                             PAGE
------------------------------------------------      ---

NOTICE OF DEATH OF INSUREDS.....................          26
PAYMENT OF DEATH BENEFIT PROCEEDS...............          26
  Settlement Options............................          27
POLICY LIQUIDITY................................          27
  Policy Loans..................................          27
  Partial Surrender.............................          28
  Surrender of the Policy.......................          29
    Surrender Value.............................          29
  Deferral of Payment and Transfers.............          29
ASSIGNMENT; CHANGE OF OWNERSHIP.................          29
LAPSE AND REINSTATEMENT.........................          30
  Lapse of a Policy.............................          30
  Reinstatement of a Lapsed Policy..............          30
COMMUNICATIONS WITH LLANY.......................          30
  Proper Written Form...........................          30
OTHER POLICY PROVISIONS.........................          31
  Issuance......................................          31
  Date of Coverage..............................          31
  Right to Exchange the Policy..................          31
  Maturity of the Policy........................          31
  Incontestability..............................          31
  Misstatement of Age or Gender.................          32
  Suicide.......................................          32
  Nonparticipating Policies.....................          32
TAX ISSUES......................................          32
  Tax Treatment of Death Benefit................          32
  Federal Income Tax Considerations.............          32
  Taxation of LLANY.............................          33
  Other Considerations..........................          34
FAIR VALUE OF THE POLICY........................          34
DIRECTORS AND OFFICERS OF LLANY.................          34
DISTRIBUTION OF POLICIES........................          36
CHANGES OF INVESTMENT POLICY....................          36
OTHER CONTRACTS ISSUED BY LLANY.................          37
STATE REGULATION................................          37
REPORTS TO OWNERS...............................          37
ADVERTISING.....................................          37
PREPARING FOR YEAR 2000.........................          38
LEGAL PROCEEDINGS...............................          39
EXPERTS.........................................          39
REGISTRATION STATEMENT..........................          39
Appendix 1......................................          40
  Illustration of Accumulation Values, Surrender
   Values, and Death Benefit Proceeds...........          40
Appendix 2......................................          45
  Corridor Percentages..........................          45
Financial Statements............................
  Lincoln Life & Annuity Company
   of New York..................................         S-1

HIGHLIGHTS

                    This section is an overview of key Policy features. Your Policy is a flexible premium variable life insurance policy. Your Policy insures two Insureds. If one of the Insureds dies, the Policy pays no death benefit. Your Policy will pay the death benefit only when the second Insured dies. A "second-to-die" policy might be suitable when both of the Insureds have income of their own and only want to provide financial support for their dependents if both of them should die, or to provide liquidity to heirs when the Second Insured dies. If replacement income or immediate cash liquidity is needed upon the death of one Insured, this type of policy may not be suitable.

                    The Policy's value may change on a:

                    1) fixed basis;
                    2) variable basis; or a
                    3) combination of both fixed and variable bases.

                    Review your personal financial objectives and discuss them with a qualified financial counselor before you buy a "second-to-die" variable life insurance policy. As a death benefit is only paid upon the second Insured's death, this Policy may, or may not, be appropriate for your financial goals. The value of the Policy and, under one option, the death benefit amount, depends on the investment results of the funding options you select.

                    At all times, your Policy must qualify as life insurance under the Internal Revenue Code of 1986 (the "Code") to receive favorable tax treatment under Federal law. If these requirements are met, you may benefit from such tax treatment. LLANY reserves the right to return your premium payments if they result in your Policy failing to meet Code requirements.

                    INITIAL CHOICES TO BE MADE

                    The Policy Owner (the "Owner" or "you") is the person named in the "Policy Specifications" who has all of the Policy ownership rights. You, as the Owner, have three important choices to make when the Policy is first purchased. You need to choose:

                    1) one of the two Death Benefit Options;
                    2) the amount of premium you want to pay; and
                    3) the amount of your Net Premium Payment to be placed in
                       each of the funding options you select. The Net Premium Payment is the balance of your Premium Payment that remains after certain charges are deducted from it.

                    LEVEL OR VARYING DEATH BENEFIT

                    The Death Benefit is the amount LLANY pays to the Beneficiary(ies) when the second Insured dies. Before we pay the Beneficiary(ies), any outstanding loan account balances or outstanding amounts due are subtracted from the Death Benefit. LLANY calculates the Death Benefit payable as of the date of the second Insured's death.

                    When you purchase your Policy, you must choose one of two Death Benefit Options:

                    1) a level death benefit; or
                    2) a varying death benefit.

                    If you choose the level Death Benefit Option, the Death Benefit will be the greater of:

                    1) the "Specified Amount," which is the amount of the death benefit in effect for the Policy when the second Insured died (The Specified Amount is on the Policy's Specification
                    Page); or
                    2) the "Corridor Death Benefit," which is the death benefit calculated as a percentage of the Accumulation Value. The Net Accumulation Value is the total of the balances in the Fixed Account and the Separate Account minus any outstanding Loan Account amounts.

                    If you choose the varying Death Benefit Option, the Death Benefit will be the greater of:

                    1) the Specified Amount plus the Net Accumulation Value when the second Insured died; or
                    2) the Corridor Death Benefit.

                    See page 25 for more details.

                    AMOUNT OF PREMIUM PAYMENT

                    When you apply for your Policy, you must decide how much premium to pay. Premium payments may be changed within the limits described on page 11.

                    You may use the value of the Policy to pay the premiums due and continue the Policy in force if sufficient values are available for premium payments. Be careful; if the investment options you choose do not do as well as you expect, there may not be enough value to continue the Policy in force without more premium payments. Charges against Policy values for the cost of insurance (see page 21) increase as the Insureds get older.

                    If your Policy lapses because your Monthly Premium Deduction is larger than the Net Accumulation Value, you may reinstate your Policy. More information is on page 30.

                    When you first receive your Policy you will have 10 days to look it over. This is called the "Right-to-Examine" time period. Use this time to review your Policy and make sure that it meets your needs. During this time period, your Initial Premium Payment will be deposited in the Money Market Sub-Account. If you then decide you do not want your Policy, we will return all Premium Payments to you with no interest paid. See page 11.

                    SELECTION OF FUNDING VEHICLES

                    This Prospectus focuses on the Separate Account investment information that makes up the "variable" part of the Policy. If you put money into the Funds, you take all the investment risk on that money. This means that if the mutual funds(s) you select go up in value, the value of your Policy, net of charges and expenses, also goes up. If they lose value, so does your Policy. Each fund has its own investment objective. You should carefully read each fund's Prospectus before making your decision.

                    You must choose the Fund(s) in which you want to place each Net Premium Payment. These "Sub-Accounts" make up the Separate Account. Each Sub-Account invests in shares of a certain Fund. You may also place your Net Premium Payment or part of it into the Fixed Account. A Sub-Account is not guaranteed and will increase or decrease in value according to the particular Fund's investment performance. See page 15.

                    You may also use LLANY's Fixed Account to fund your Policy. Net Premium Payments made into the Fixed Account:

                     - become part of LLANY's General Account;
                     - do not share the investment experience of the Separate
                       Account; and
                     - have a guaranteed minimum interest rate of 4% per year.

                    Interest beyond 4% is credited at LLANY's discretion. For additional information, see page 7.

                    CHARGES AND FEES


                    We deduct a premium load of 8% from each Premium Payment. We make monthly deductions for administrative expenses ($12.50 per month for the first Policy Year and $5 per month afterwards), the Cost of Insurance and any riders that are placed on your Policy. For Policy Years 1-20, a monthly charge of $0.09 per $1,000 of Specified Amount is deducted.


                    We make daily charges against the Separate Account for mortality and expense risk, currently at an annual rate of .80%. See page 21.

                    Each Fund has its own management fee charge, also deducted daily. Each Fund's expense levels will affect its investment results. The table on page 22 shows you the current expense levels for each Fund.

                    Each Policy Year you will be allowed to make 12 transfers between funding options. Beyond 12, a $25 fee may apply. See page 12.

                    You may surrender the Policy in full or withdraw part of its value. A Surrender Charge is applied if the Policy is surrendered totally and is the amount retained by us if the Policy is surrendered. We charge you an administrative fee of $25, but not more than 2% of the amount withdrawn, each time you request a partial surrender of your Policy. If you totally surrender your Policy within the first 15 years, a surrender charge will be deducted in computing what will be paid you. If you surrender your Policy within the first 15 years after an increase in the Specified Amount, a surrender charge will also be imposed, in addition to any existing surrender charge. See page 24.

                    You may borrow within described limits against the Policy. If you borrow against your Policy, interest will be charged to the Loan Account. Currently, the annual interest rate is 8%. For the first ten Policy Years interest will be credited to the Loan Account Value at the annual rate of interest charged for a loan minus 1%. For Policy Years eleven and beyond, interest will be credited at an annual rate equal to the current interest rate charged. See page 27.

                    LLANY may derive a profit from its charges and may use these profits to finance distribution of the Policies.

                    CHANGES IN SPECIFIED AMOUNT

                    The Initial Specified Amount is the amount originally chosen by the Policy Owner and is equal to the Death Benefit.

                    Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the Specified Amount. The minimum specified amount is currently $250,000. Such changes will affect other aspects of your Policy. See page 26.

LLANY, THE SEPARATE ACCOUNT AND
THE GENERAL ACCOUNT

                    Lincoln Life & Annuity Company of New York is a life insurance company chartered under New York law on June 6, 1996. Wholly-owned by The Lincoln National Life Insurance Company ("Lincoln Life") and in turn by Lincoln National Corporation ("LNC"), a publicly held Indiana insurance holding company incorporated in 1968, it is licensed to sell life insurance and annuity contracts in New York. Its principal office is at 120 Madison Street, Suite 1700, Syracuse, NY 13202. LLANY, Lincoln Life, LNC and their affiliates comprise the "Lincoln Financial Group" which provides a variety of wealth accumulation and protection products and services.

                    LLANY Separate Account R for Flexible Premium Variable Life Insurance ("Account R") is a "separate account" established pursuant to a resolution of the Board of Directors of LLANY. Under New York law, the assets of Account R attributable to the Policies, though LLANY's property, are not chargeable with liabilities of any other business of LLANY and are available first to satisfy LLANY's obligations under the Policies. Account R's income, gains, and losses are credited to or charged against Account R without regard to other income, gains, or losses of LLANY. Account R's values and investment performance are not guaranteed. Account R is registered with the Securities and Exchange Commission (the "Commission") as a "unit investment trust" under the 1940 Act and meets the 1940 Act's definition of "separate account". Such registration does not involve supervision by the Commission of Account R's or LLANY's management, investment practices, or policies. LLANY has other registered separate accounts which fund its variable life insurance policies and variable annuity contracts.

                    Account R is divided into Sub-Accounts, each of which is invested solely in the shares of one of the mutual funds or the Fixed Account available as funding vehicles under the Policies. On each Valuation Day, Net Premium Payments allocated to Account R will be invested in Fund shares at net asset value, and monies necessary to pay for deductions, charges, transfers and surrenders from Account R are raised by selling Fund shares at net asset value.

                    The Funds and their investment objectives, which they may or may not achieve, are on pages 15-19. More Fund information is in the Funds' prospectuses, which must accompany or precede this prospectus and should be read carefully. Some Funds have investment objectives and policies similar to those of other funds managed by the same investment adviser. Their investment results may be higher or lower than those of the other funds, and there can be no assurance, and no representation is made, that a Fund's investment results will be comparable to the investment results of any other fund.

                    We reserve the right to add, withdraw or substitute Funds, subject to the conditions of the Policy and to compliance with regulatory requirements, if in our sole discretion legal, regulatory, marketing, tax or investment considerations so warrant or in the event a particular Fund is no longer available for investment by the Sub-Accounts. No substitution will take place without prior approval of the Commission, to the extent required by law.

                    Shares of the Funds may be used by us and other insurance companies to fund both variable annuity contracts and variable life insurance policies. While this is not perceived as problematic, the Funds' governing bodies (Boards of Directors/Trustees) have agreed to monitor events to identify any material irreconcilable conflicts which might arise and to decide what responsive action might be appropriate. If a Sub-Account were to withdraw its investment in a Fund because of a conflict, a Fund might have to sell portfolio securities at unfavorable prices.

                    A Policy may also be funded in whole or in part through the "Fixed Account", part of LLANY's General Account supporting its insurance and annuity obligations. We will credit interest on amounts held in the Fixed Account as we determine from time to time, but not less than 4% per year. Interest, once credited, and Fixed Account principal are guaranteed. Interests in the Fixed Account have not been registered under the 1933 Act in reliance on exemptive provisions. The Commission has not reviewed Fixed Account disclosures, but they are subject to securities law provisions relating to accuracy and completeness.

BUYING VARIABLE LIFE INSURANCE

                    The Policies this Prospectus offers are variable life insurance policies which provide death benefit protection. Investors not needing death benefit protection should consider other forms of investment, as there are extra costs and expenses of providing the insurance feature. Further, life insurance purchasers who are risk-aversive or want more predictable premium levels and benefits may be more comfortable buying more traditional, non-variable life insurance. However, variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection and willing to assume investment risk and to monitor investment choices they have made.

                    Flexibility starts with the ability to make differing levels of premium payments. A young family just starting out may only be able to pay modest premiums initially but hope to increase premium payments over time. At first, this family would be paying primarily for the insurance feature (perhaps at ages where the insurance cost is relatively low) and later use a Policy more as a savings vehicle. A customer at peak earning capacity may wish to pay substantial premiums for a limited number of years prior to retirement, after which Policy values may suffice, based on future expected return results, though not guaranteed, to keep the Policy inforce for the expected lifetime and to provide, through loans, supplemental retirement income. A customer may be able to pay a large single premium, using the Policy primarily as a savings and investment vehicle for potential tax advantages.

                    Sufficient premiums must always be paid to keep a policy inforce, and there is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results are less favorable than anticipated. The No Lapse Provision, if elected, may help to assure a death benefit even if investment results are unfavorable.

                    Flexibility also results from being able to select, monitor and change investment choices within a Policy. With the wide variety of fund options available, it is possible to finetune an investment mix and change it to meet changing personal objectives or investment conditions. Policy owners should be prepared to monitor their investment choices on an ongoing basis.

                    Variable life insurance has significant tax advantages under current tax law. A transfer of values from one fund to another within the Policy generates no taxable gain or loss. And any investment income and realized capital gains within a fund are automatically reinvested without being taxed to the Policy owners. Policy values therefore accumulate on a tax-deferred basis. These situations would normally result in immediate tax liabilities in the case of direct investment in mutual funds.

                    While these tax deferral features also apply to variable annuities, liquidity (the ability of Policy owners to access Policy values) is normally more easily achieved with variable life insurance. Unless a policy has become a "modified endowment contract" (see page 32), an Owner can borrow Policy values tax-free, without surrender charges and at very low net interest cost. Policy loans can be a source of retirement income. Variable annuity withdrawals are generally taxable to the extent of accumulated income, may be subject to surrender charges, and will result in penalty tax if made before age 59 1/2.

                    Depending on the death benefit option chosen, accumulated Policy values may also be part of the eventual death benefit payable. If a Policy is heavily funded and investment performance is very favorable, the death benefit may increase even further because of tax law requirements that the death benefit be a certain multiple of Policy value, depending on the Insured's ages (see page 25). The death benefit is income-tax free and may, with proper estate planning, be estate-tax free. A tax advisor should be consulted.

                    There are costs and expenses of variable life insurance ownership which are directly related to Policy values (i.e. asset based costs) as is true with investment in mutual funds or variable annuities. A significant additional cost of variable life insurance is the "cost of insurance" charge which is imposed on the "amount at risk" (the death benefit less Policy value) and increases as the insured grows older. This charge varies by age, underwriting classification, smoking status and in most states by gender. The effect of its increase can be seen in illustrations in this Prospectus (see Appendix 1) or in personalized illustrations available upon request. Surrender Charges, which decrease over time, are another significant additional cost if the Policy is not retained.

                    REPLACEMENTS

                    Before purchasing the Policy to replace, or to be funded with proceeds borrowed or withdrawn from, an existing life insurance policy, an applicant should consider a number of matters. Will any commission will be paid to an agent or any other person with respect to the replacement? Are coverages and comparable values are available from the Policy, as compared to his or her existing policy? For example, the Insureds may no longer be insurable, or the contestability period may have elapsed with respect to the existing policy, while the Policy could be contested. The Owner should consider similar matters before deciding to replace the Policy or withdraw funds from the Policy for the purchase of funding a new policy of life insurance.

APPLICATION

                    Any person who wants to buy a Policy must first complete an application on a form provided by LLANY.

                    A complete application identifies the prospective Insureds and provides sufficient information about them to permit LLANY to begin underwriting the risks under the Policy. We require medical history and examination of each of the Insureds. LLANY may decline to provide insurance on the lives of the Insureds or, if it agrees to provide insurance, it may place one or both Insureds into a special underwriting category (these include preferred, non-smoker standard, smoker standard, non-smoker substandard and smoker substandard). The amount of the Cost of Insurance deducted monthly from the Policy value after issue varies among the underwriting categories as well as by Age and, in most states, gender of the Insureds.

                    The applicant will select the Beneficiary or Beneficiaries who are to receive Death Benefit Proceeds payable on the Second Death, the initial face amount (the Initial Specified Amount) of the Death Benefit and which of two methods of computing the Death Benefit is to be used. (See DEATH BENEFITS, Death Benefit Options). The applicant will also indicate both the frequency and amount of Premium Payments. (See PREMIUM FEATURES.) The applicant must also determine how Policy values are initially to be allocated among the available funding options following the expiration of the Right-to-Examine Period. (See RIGHT-TO-EXAMINE PERIOD).

OWNERSHIP

                    The Owner is the person or persons named as Owner in the application, and on the Date of Issue will usually be identified as Owner in the Policy Specifications. If no person is identified as Owner in the Policy Specifications, then the Insureds are the Owner. The person or persons designated to be Owner of the Policy must have, or hold legal title for the sole benefit of a person who has, an "insurable interest" in the lives of each of the Insureds under applicable state law. The Owner may be either or both of the Insureds, or any other natural person or non-natural entity. The Owner owns and exercises the rights under the Policy prior to the Second Death.

                    The Owner is the person who is ordinarily entitled to exercise the rights under the Policy so long as either of the Insureds is living. These rights include the power to select the Beneficiary and the Death Benefit Option. The Owner generally also has the right to request policy loans, make partial surrenders or surrender the Policy. The Owner may also name a new owner, assign the Policy or agree not to exercise all of the Owner's rights under the Policy.

                    If the Owner is a person other than the last surviving Insured, and that Owner dies before the Second Death, the Owner's rights in the Policy will belong to the Owner's estate, unless otherwise specified to LLANY.

BENEFICIARY

                    The Beneficiary is designated by the Owner or the Applicant and is the person who will receive the Death Benefit proceeds payable under the Policy. The person or persons named in the application as Beneficiary are the Beneficiaries of the Death Benefit under the Policy. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to LLANY.

                    Except when LLANY has acknowledged an assignment of the Policy or an agreement not to change the Beneficiary, the Owner may change the Beneficiary at any time while either of the Insureds is living. Any request for a change in the Beneficiary must be in a written form satisfactory to LLANY and submitted to LLANY. Unless the Owner has reserved the right to change the Beneficiary, such a request must be signed by both the Owner and the Beneficiary. On recordation, the change of Beneficiary will be effective as of the date of signature or, if there is no such date, the date recorded. No change of Beneficiary will affect, or prejudice LLANY as to, any payment made or action taken by LLANY before it was recorded.

                    If any Beneficiary dies before the Second Death, the Beneficiary's potential interest shall pass to any surviving Beneficiaries, unless otherwise specified to LLANY. If no named Beneficiary survives the Second Death, any Death Benefit Proceeds will be paid to the Owner or the Owner's executor, administrator or assignee.

INSUREDS

                    There are two Insureds under the Policy. At the Date of Issue of the Policy the Owner must have an insurable interest in each of the Insureds. On the Second Death, a Death Benefit is payable under the Policy.

THE POLICY

                    The Policy is the life insurance contract described in this Prospectus. The Date of Issue is the date on which LLANY begins life insurance coverage under a Policy. A Policy Year is each twelve month period, beginning with the Date of Issue, during which the Policy is in effect. The Policy Anniversary is the day of the year the Policy was issued.

                    On issuance, a Policy will be delivered to the Owner. The Policy sets forth the terms of the Policy, as applicable to the Owner, and should be reviewed by the Owner on receipt to confirm that it sets forth the features specified in the application. The ownership and other options set forth in the Policy are registered, and may be transferred, solely on the books and records of LLANY. Possession of the Policy does not represent ownership or the right to exercise the incidents of ownership with respect to the Policy. If the Owner loses the form of Policy, LLANY will issue a replacement on request. LLANY may impose a Policy replacement fee.

                    POLICY SPECIFICATIONS

                    The Policy includes a Policy Specifications page, with supporting schedules, in which is set forth certain information applicable to the specific Policy. This information includes the identity of the Owner, the Date of Issue, the Initial Specified Amount, the Death Benefit Option selected, the Insureds, the issue Ages, the Beneficiary, the initial Premium Payment, the Surrender Charges, Expense Charges and Fees, Guarantee Maximum Cost of Insurance Rates.

PREMIUM FEATURES

                    The Policy permits flexible premium payments, meaning that the Owner may select the frequency and the amount of Premium Payments. After the Initial Premium Payment is paid there is no minimum premium required. The initial Premium Payment is due on the Effective Date (the date on which the initial premium is applied to the Policy) and must be equal to or exceed the amount necessary to provide for two Monthly Deductions.

                    PLANNED PREMIUMS; ADDITIONAL PREMIUMS

                    "Planned Premiums" are the amount of premium (as shown in the Policy Specifications) the applicant chooses to pay LLANY on a scheduled basis. This is the amount for which LLANY sends a premium reminder notice.

                    Any subsequent Premium Payments (Additional Premiums) must be sent directly to the Administrative Office. Additional Premiums will be credited only when actually received by LLANY. Planned Premiums may be billed with an annual, semiannual, or quarterly frequency. Pre-authorized automatic additional premium payments can also be arranged at any time.

                    Unless specifically otherwise directed, any payment received (other than any Premium Payment necessary to prevent, or cure, Policy lapse) will be applied first to reduce Policy indebtedness. There is no premium load on such payments to the extent applied to reduce indebtedness.

                    LIMITS ON RIGHT TO MAKE PAYMENTS OF ADDITIONAL AND PLANNED PREMIUMS

                    The Owner may increase Planned Premiums, or pay Additional Premiums, subject to the following limitations and LLANY's right to limit the amount or frequency of Additional Premiums.

                    LLANY may require evidence of insurability if any payment of Additional Premium (including Planned Premium) would increase the difference between the Death Benefit and the Accumulation Value. If LLANY is unwilling to accept the risk, the increase in premium will be refunded without interest and without participation of such amounts in any underlying investment.

                    LLANY may also decline any Additional Premium (including Planned Premium) or a portion thereof that would result in total Premium Payments exceeding the maximum limitation for life insurance under federal tax laws. The excess amount would be returned.

                    PREMIUM LOAD; NET PREMIUM PAYMENT

                    LLANY deducts 8.0% from each Premium Payment. This amount, sometimes referred to as premium load, covers certain Policy-related state tax and federal income tax liabilities and a portion of the sales expenses incurred by LLANY. The Premium Payment, net of the premium load, is called the "Net Premium Payment."

RIGHT-TO-EXAMINE PERIOD

                    The Owner may return the Policy to LLANY for cancellation as follows. If the Owner mails or delivers the Policy to the Administrative Office on or before 10 days after delivery of the Policy (60 days for Policies issued in replacement of other insurance) and notice of surrender rights to the Owner, (Right-to-Examine Period) LLANY will refund to the Owner all Premium Payments.

                    Any Premium Payments received by LLANY before the end of the Right-to-Examine Period will be held in the Money Market Sub-Account, and will be allocated to the Sub-Accounts designated by the Owner at the end of a Right-to-Examine Period. If the Policy is returned for cancellation within the Right-to-Examine Period, we will return any Premium Payments within seven days, although any refund of a Premium Payment made by check may be delayed until the check clears.

TRANSFERS AND ALLOCATION AMONG ACCOUNTS

                    ALLOCATION OF NET PREMIUM PAYMENTS

                    The allocation of Net Premium Payments among the Fixed Account and the Sub-Accounts may be set forth in the application. An Owner may change the allocation of future Net Premium Payments at any time. In any allocation, the amount allocated to any Sub-Account must be in whole percentages. No allocation can be made which would result in a Sub-Account Value of less than $50 or a Fixed Account Value of less than $2,500. LLANY, at its sole discretion, may waive minimum balance requirements on the Sub-Accounts.

                    TRANSFERS

                    The Owner may make transfers among the Sub-Accounts, on the terms set forth below, at any time before the younger Insured reaches or would have reached Age 100. The Owner should carefully consider current market conditions and each Sub-Account's investment policies and related risks before allocating money to the Sub-Accounts.

                    Transfer of amounts of at least $500 from one Sub-Account to another or from the Sub-Accounts to the Fixed Account are possible at any time. Within 30 days after each anniversary of the Date of Issue, the Owner may transfer up to the lesser of (a) 25% of the Fixed Account Value (as of the preceding anniversary of the Date of Issue) or (b) $250,000 to one or more Sub-Accounts. Up to 12 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge, and any value remaining in a Sub-Account after a transfer must be at least $500. LLANY reserves the right to impose a charge for each transfer request in excess of 12 requests in any Policy Year. LLANY may further limit transfers from the Fixed Account at any time.


                    Transfers must be made in proper written form, unless the Owner has given written authorization to LLANY to accept telephone transactions. Contact our Administrative Office for authorization forms and information on permitted telephone transactions. Written transfer requests or adequately authenticated telephone transfer requests received at the Administrative Office by the close of the New York Stock Exchange (usually 4:00 PM ET) on a Valuation Day will be effected as of that day. Otherwise, requests will be effective as of the next Valuation Day.

                    Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit values next determined after the Administrative Office receives a request in proper written form or adequately authenticated telephone transfer requests. Any transfer made which causes the remaining value of Accumulation Units for a Sub-Account or the Fixed Account to be less than $500 will result in those remaining Accumulation Units being canceled and their aggregate value reallocated proportionately among the other Sub-Accounts and the Fixed Account to which Policy values are then allocated.

                    OPTIONAL SUB-ACCOUNT ALLOCATION PROGRAMS

                    The Owner may elect to participate in programs providing for Dollar Cost Averaging or Automatic Rebalancing, but may participate in only one program at any time.

                    DOLLAR COST AVERAGING

                    Dollar Cost Averaging systematically transfers specified dollar amounts from the Money Market Sub-Account. Transfer allocations may be made to one or more of the Sub-Accounts on a monthly or quarterly basis. These transfers do not count against the free transfers available. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, an Owner may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.

                    If the Owner elects Dollar Cost Averaging, the value in the Money Market Sub-Account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.

                    An election for Dollar Cost Averaging is effective after the Administrative Office receives a request from the Owner in proper written form or by telephone, if adequately authenticated. An election is effective within ten business days, but only if there is sufficient value in the Money Market Sub-Account. LLANY may, in its sole discretion, waive Dollar Cost Averaging minimum deposit and transfer requirements.

                    Dollar Cost Averaging terminates automatically: (1) if the number of designated transfers has been completed; (2) if the value in the Money Market Sub-Account is insufficient to complete the next transfer; (3) within one week after the Administrative Office receives a request for termination in proper written form or by telephone, if adequately authenticated; or (4) if the Policy is surrendered.

                    Currently, there is no charge for Dollar Cost Averaging, but LLANY reserves the right to impose a charge.

                    AUTOMATIC REBALANCING

                    Automatic Rebalancing periodically restores to a pre-determined level the percentage of Policy value allocated to each Sub-Account (e.g. 20% Money Market, 50% Growth, 30% Utilities). The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing.

                    The Owner may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated or the allocation may be changed at any time, effective within ten business days upon receipt by the Administrative Office of a request in proper written form or by telephone, if adequately authenticated.

                    Currently, there is no current charge for Automatic Rebalancing, but LLANY reserves the right to impose a charge.

POLICY VALUES

                    The "Accumulation Value" is the sum of the Fixed Account Value, Separate Account Value and the Loan Account Value. The Accumulation Value of the Policy depends on the performance of the underlying investments. Policy values are used to fund Policy fees and expenses, including the Cost of Insurance. Premium Payments to meet your objectives will vary based on the investment performance of the underlying investments. A market downturn, affecting the Sub-Accounts upon which the Accumulation Value of a particular Policy depends, may require additional premium payments beyond those expected to maintain the level of coverage or to avoid lapse of the Policy. We strongly suggest you review periodic statements to see if additional premium payments must be made to avoid lapse of the Policy.

                    We will tell you at least annually the Accumulation Value, the number of Accumulation Units which remain credited to the Policy, the current Accumulation Unit values, the Sub-Account values, the Fixed Account Value and the Loan Account Value.

                    ACCUMULATION VALUE

                    The portion of a Premium Payment, after deduction of 8.0% for the premium load, is the Net Premium Payment. It is the Net Premium Payment that is available for allocation to the Fixed Account or the Sub-Accounts.

                    We credit a Net Premium Payment to the Policy as of the end of the Valuation Period in which it is received at the Administrative Office. The Valuation Period is the time between Valuation Days, and a Valuation Day is every day on which the New York Stock Exchange is open and trading unrestricted. Accumulation Units are valued on every Valuation Day.

                    The Accumulation Value of a Policy is determined by: (1) multiplying the total number of Accumulation Units credited to the Policy for each Sub-Account by its appropriate current Accumulation Unit Value; (2) if a combination of Sub-Accounts is elected, totaling the resulting values; and
                    (3) adding any values attributable to the Fixed Account and the Loan Account. The Accumulation Value will be affected by Monthly Deductions.

                    SEPARATE ACCOUNT VALUE

                    The Separate Account Value is the portion of the Accumulation Value attributable to the Separate Account.

                    ACCUMULATION UNIT VALUE

                    All or a part of a Net Premium Payment allocated to a Sub-Account is converted into Accumulation Units by dividing the amount allocated to the Sub-Account by the value of the Accumulation Unit for the Sub-Account calculated at the end of the Valuation Period in which it is received at the Administrative Office. The Accumulation Unit value for each Sub-Account was initially established at $10.00. It may thereafter increase or decrease from one Valuation Period to the next. Allocations to Sub-Accounts are made only as of the end of a Valuation Day.

                    ACCUMULATION UNITS

                    An Accumulation Unit is a unit of measure used in the calculation of the value of each Sub-Account. The Accumulation Unit value will be as determined for the Valuation Period during which a Premium Payment or request for transfer is received by LLANY. The Accumulation Unit value for a Sub-Account for any later Valuation Period is determined as follows:

                       1.The total value of Fund shares held in the Sub-Account
                         is calculated by multiplying the number of Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the Fund at the end of the Valuation Period, and adding any dividend or other distribution of the Fund if an ex-dividend date occurs during the Valuation Period; minus

                       2.The liabilities of the Sub-Account at the end of the
                         Valuation Period; such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by LLANY that LLANY determines result from the operations of the Separate Account; and

                       3.The result of (2) is divided by the number of
                         Accumulation Units outstanding at the beginning of the Valuation Period.

                    The daily charges imposed on a Sub-Account for any Valuation Period are equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the Valuation Period. The amount of Monthly Deduction allocated to each Sub-Account will result in the cancellation of Accumulation Units that have an aggregate value on the date of such deduction equal to the total amount by which the Sub-Account is reduced.

                    The number of Accumulation Units credited to a Policy will not be changed by any subsequent change in the value of an Accumulation Unit. Such value may vary from Valuation Period to Valuation Period to reflect the investment experience of the Fund used in a particular Sub-Account and fees and charges under the Policy.

                    FIXED ACCOUNT AND LOAN ACCOUNT VALUE

                    The Fixed Account Value and the Loan Account Value reflect amounts allocated to LLANY's General Account through payment of premiums or through transfers from the Separate Account. LLANY guarantees the Fixed Account Value.

                    NET ACCUMULATION VALUE

                    The Net Accumulation Value is the Accumulation Value less the Loan Account Value. The Net Accumulation Value represents the net value of the Policy and is the basis for calculating the Surrender Value.

FUNDS

                    Each of the Sub-Accounts of the Separate Account is invested solely in the shares of one of the Funds available under the Policies. Each of the Funds is a series of one of sixteen Massachusetts or Delaware business trusts or Maryland corporations, collectively referred to as the "Trusts". Each such trust or corporation is registered as an open-end management investment company under the 1940 Act. All of the Funds except for the Delaware Group REIT Series and the Delaware Group Emerging Market Series are diversified under the 1940 Act.

                    Listed below are the Trusts, their investment advisers and distributors, and the Funds within each that are available under the Policies:

                    AIM VARIABLE INSURANCE FUNDS, INC., managed by A I M Advisors, Inc., and distributed by A I M Distributors Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173

                        AIM V.I. Growth Fund
                        AIM V.I. International Equity Fund
                        AIM V.I. Value Fund

                    BARON CAPITAL FUNDS TRUST, managed by BAMCO, Inc. and distributed by Baron Capital Inc., 767 Fifth Avenue, New York, NY 10153

                        Baron Capital Asset Fund -- Insurance Shares

                    BT INSURANCE FUNDS TRUST, managed by Bankers Trust Company, 130 Liberty Street (One Bankers Trust Plaza), New York, NY 10006 and distributed by First Data Distributors, Inc., 4400 Computer Drive, Westborough, MA 01581

                        EAFE-Registered Trademark- Equity Index Fund
                        Equity 500 Index Fund
                        Small Cap Index Fund

                    DELAWARE GROUP PREMIUM FUND, INC., managed by Delaware Management Company, Inc., One Commerce Square, Philadelphia, PA 19103 and for International and Emerging Markets, Delaware International Advisors, Ltd., 80 Cheapside, London, England ECV2 6EE, and distributed by Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

                        Delchester Series
                        Devon Series
                        Emerging Markets Series
                        REIT Series
                        Small Cap Value Series
                        Trend Series

                    FIDELITY VARIABLE INSURANCE PRODUCTS FUND II, AND VARIABLE INSURANCE PRODUCTS FUND III, managed by Fidelity Management & Research Company and distributed by Fidelity Distributors Corporation, 82 Devonshire Street, Boston, MA 02109

                        Fidelity VIP II Contrafund Portfolio -- Service Class Fidelity VIP III Growth Opportunities Portfolio -- Service Class

                    JANUS ASPEN SERIES, managed by Janus Capital, 100 Fillmore St. Denver, CO 80206-4928, and self-distributed.

                        Janus Aspen Series Balanced Portfolio
                        Janus Aspen Series Worldwide Growth Portfolio

                    LINCOLN NATIONAL FUNDS, managed by Lincoln Investment Management, Inc., 200 East Berry Street, Fort Wayne IN 46802, and distributed by Lincoln Financial Advisors, Inc., 350 Church Street, Hartford, CT 06103. Sub-advisors are also noted.

                        LN Bond Fund, Inc.
                        LN Capital Appreciation Fund, Inc. (Sub-advised by Janus
                    Capital Corp.)
                        LN Equity-Income Fund, Inc. (Sub-advised by Fidelity
                    Management Trust Co.)
                        LN Global Asset Allocation Fund, Inc. (Sub-advised by
                    Putnam Investment Management, Inc.)
                        LN Money Market Fund, Inc.
                        LN Social Awareness Fund, Inc. (Sub-advised by Vantage
                    Investment Advisors Inc.)

                    MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST, managed by Massachusetts Financial Services Company and distributed by MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                        MFS Emerging Growth Series
                        MFS Total Return Series
                        MFS Utilities Series

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST, managed and distributed by NB Management Incorporated, 605 Third Avenue, 2nd Floor, New York, NY 10158-0006

                        NB AMT Mid-Cap Growth Portfolio
                        NB AMT Partners Portfolio

                    TEMPLETON VARIABLE PRODUCTS SERIES FUND, managed by Templeton Investment Counsel, Inc. and its Templeton and Franklin affiliates and distributed by Franklin Templeton Distributors, Inc., 100 Fountain Parkway, St. Petersburg, FL 33716-1205

                        Templeton International Fund -- Class 2
                        Templeton Stock Fund -- Class 2

                    The investment advisory fees charged the Funds by their advisers are shown on page 22 of this Prospectus.

                    Below is a brief description of the investment objective and program of each Fund. There can be no assurance that any of the stated investment objectives will be achieved.

                    AIM V.I. GROWTH FUND (Large Cap Stocks): Seeks growth of capital primarily by investing in seasoned and better capitalized companies considered to have strong earnings momentum. Current income will not be a criterion of investment selection, and any such income should be considered incidental.

                    AIM V.I. INTERNATIONAL EQUITY FUND (Large Cap Stocks -- International): Seeks to provide long-term growth of capital by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum. The fund seeks to meet this objective by investing at least 70% of its total assets in marketable equity securities of foreign companies that are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market.

                    AIM V.I. VALUE FUND (Large Cap Stocks): Seeks to achieve long-term growth of capital by investing primarily in equity securities judged by its investment advisor to be undervalued relative to the investment advisor's appraisal of current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity markets generally. Income is a secondary objective and would be satisfied principally from the interest (interest and dividends) generated by the common stocks, convertible bonds and convertible preferred stocks that make up the Fund's portfolio.

                    BARON CAPITAL ASSET FUND -- INSURANCE SHARES (Small/Medium Cap U.S. Stocks): Seeks capital appreciation through investments in securities of small sized companies with market capitalizations of approximately $100 million to $1.5 billion, and medium sized companies with market capitalizations of $1.5 billion to $5 billion, with undervalued assets or favorable growth prospects.

                    BT EAFE-REGISTERED TRADEMARK- FUND (Large Cap Stocks -- International): Seeks to replicate as closely as possible (before the deduction of Expenses) the total return of the Europe, Australia, Far East Index (the
                    EAFE-Registered Trademark- Index) , a
                    capitalization-weighted index containing approximately 1,100 equity securities of companies located outside the United States.

                    BT EQUITY 500 INDEX FUND (Large Cap U.S. Stocks): Seeks to replicate as closely as possible the performance of the Standard & Poor's 500 Composite Stock Price Index, before the deduction of Fund expenses.

                    BT SMALL CAP INDEX FUND (Small/Medium Cap U.S. Stocks):
                    Seeks to replicate as closely as possible (before the deduction of Expenses) the total return of the Russell 2000 Small Stock Index (the "Russell 2000"), an index consisting of approximately 2,000 small-capitalization common stocks.

                    DELAWARE GROUP DELCHESTER SERIES (High Yield Bonds): Seeks as high a current income as possible by investing in rated and unrated corporate bonds (including high yield bonds commonly known as junk bonds), U. S. government securities and commercial paper. An investment in this Series may involve greater risks than an investment in a portfolio comprised primarily of investment grade bonds.

                    DELAWARE GROUP DEVON SERIES (Large Cap U.S. Stocks): Seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average dividend increases over time. Under normal circumstances, the Series will invest at least 65% of its total assets in dividend paying common stocks.

                    DELAWARE GROUP EMERGING MARKETS SERIES (Emerging Markets Stocks): Seeks to achieve long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging counties. The Series is an international fund. As such, under normal market conditions, at least 65% of the Series' assets will be invested in equity securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in at least three countries that are considered to be emerging or developing.

                    DELAWARE GROUP REIT SERIES (Specialty): Seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.

                    DELAWARE GROUP SMALL CAP VALUE SERIES (Small/Medium Cap U.S. Stocks): Seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market.

                    DELAWARE GROUP TREND SERIES (Small/Medium Cap U.S. Stocks):
                    Seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the marketplace and to have fundamental characteristics to support growth. Income is not an objective.

                    FIDELITY VIP II CONTRAFUND PORTFOLIO -- SERVICE CLASS (Large Cap U.S. Stocks): Seeks capital appreciation by investing primarily in securities of companies whose value the advisor believes is not fully recognized by the public.

                    FIDELITY VIP III GROWTH OPPORTUNITIES PORTFOLIO -- SERVICE CLASS (Large Cap U.S. Stocks): Seeks capital growth by investing primarily in common stocks.

                    JANUS ASPEN SERIES BALANCED PORTFOLIO (Balanced): Seeks long term growth of capital, consistent with the preservation of capital and balanced by current income. The Portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.

                    JANUS ASPEN SERIES WORLDWIDE GROWTH PORTFOLIO (Large Cap Stocks -- Global): Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of foreign and domestic insurers.

                    LINCOLN NATIONAL BOND FUND (Investment Grade Bonds): Seeks maximum current income consistent with prudent investment strategy. The fund invests primarily in medium-and long-term corporate and government bonds.

                    LINCOLN NATIONAL CAPITAL APPRECIATION FUND (Large Cap U.S. Stocks): Seeks long-term growth of capital in a manner consistent with preservation of capital. The fund invests in a large number of companies of all sizes if the companies are competing well and if their products and services are in high demand. It may also buy some money market securities and bonds, including junk (high risk) bonds.

                    LINCOLN NATIONAL EQUITY-INCOME FUND (Large Cap U.S. Stocks):
                    Seeks to achieve reasonable income by investing primarily in income-producing equity securities. The fund invests mostly in high-yielding bonds (including junk bonds)

                    LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND (Balanced -- International): Seeks long-term total return consistent with preservation of capital. The fund allocates its assets among several categories of equity and fixed-income securities, both of U.S. and foreign insurers.

                    LINCOLN NATIONAL MONEY MARKET FUND (Money Market): Seeks maximum current income consistent with the preservation of capital. The fund invests in short term obligations issued by U.S. corporations, the U.S. government, and federally-chartered banks and U.S. branches of foreign banks.

                    LINCOLN NATIONAL SOCIAL AWARENESS FUND (Large Cap Stock/Specialty): Seeks to achieve long-term capital appreciation, by investing in stocks of established companies which adhere to certain specific social criteria.

                    MFS EMERGING GROWTH SERIES (Small/Medium Cap U.S. Stocks):
                    Seeks to provide long-term growth of capital.

                    MFS TOTAL RETURN SERIES (Balanced): Seeks primarily to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

                    MFS UTILITIES SERIES (Small/Medium Cap U.S.
                    Stocks/Specialty): Seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities).

                    NB AMT MID-CAP GROWTH PORTFOLIO (Small/Medium Cap U.S. Stocks): Seeks growth of capital through an investment approach that is designed to increase capital with reasonable risk. It invests mainly in common stocks of mid-capitalization companies.


                    NB AMT PARTNERS PORTFOLIO (Small/Medium Cap U.S. Stocks):
                    Seeks growth of capital and invests mainly in common stocks of mid-to-large capitalization companies, using the value-oriented investment approach.

                    TEMPLETON INTERNATIONAL FUND -- CLASS 2 (Large Cap Stocks -- International): Seeks long-term capital growth. It invests primarily in stocks of companies outside the United States, including emerging markets. Any income realized will be incidental.

                    TEMPLETON STOCK FUND -- CLASS 2 (Large Cap Stocks -- Global): Seeks long-term capital growth. Invests primarily in equity securities issued by companies, large and small, in various nations throughout the world, including the United States and emerging markets.

                    Several of the Funds may invest in non-investment grade, high-yield, high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual Fund Prospectuses.

                    There is no assurance that the investment objective of any of the Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. There is investment performance risk in each of the Sub-Accounts, although the amount of such risk varies significantly among the Sub-Accounts. Owners should read each Fund's prospectus carefully and understand the risks before making or changing investment choices. Additional Funds may, from time to time, be made available as underlying investments, with prior approval of the New York Insurance Department. The right to select among Funds will be limited by the terms and conditions imposed by LLANY (SEE ALLOCATION OF NET PREMIUM PAYMENTS).

                    SUBSTITUTION OF SECURITIES

                    If the shares of any Fund should no longer be available for investment by the Separate Account or if, in the judgment of LLANY, further investment in such shares should cease to be appropriate in view of the purpose of the Separate Account or in view of legal, regulatory or federal income tax restrictions, LLANY may substitute shares of another Fund. There will be no substitution of securities in any Sub-Account without prior approval of the Commission.

                    VOTING RIGHTS

                    LLANY will vote the shares of each Fund held in the Separate Account at special meetings of the shareholders of the particular Fund in accordance with instructions received by the Administrative Office in proper written form from persons having a voting interest in the Separate Account. LLANY will vote shares for which it has not received instructions in the same proportion as it votes shares in the Separate Account for which it has received instructions. The Funds do not hold regular meetings of shareholders.

                    The number of shares which a person has a right to vote will be determined as of a date to be chosen by the appropriate Trust not more than sixty (60) days prior to the meeting of the particular Fund. Voting instructions will be solicited by written communication at least fourteen (14) days prior to the meeting.

                    FUND PARTICIPATION AGREEMENTS

                    LLANY has entered into agreements with the various Trusts and their advisers or distributors under which LLANY makes the Funds available under the Policies and performs certain administrative services. In some cases, the advisers or distributors may compensate LLANY at annual rates of between .10% and .25% of assets in a particular Fund attributable to the Policies.

CHARGES AND FEES

                    LLANY deducts charges in connection with the Policy to compensate it for providing the insurance benefit set forth in the Policy, administering the Policy, assuming certain risks in connection with the Policy and for incurring expenses associated with the distribution of the Policy.

                    The nature and amount of these charges are as follows:

                    DEDUCTIONS MADE MONTHLY

                    We make various expense deductions monthly. The Monthly Deduction, including the Cost of Insurance Charge and charges for supplemental riders or benefits, if any, is made from the Net Accumulation Value.

                    The Monthly Deductions are deducted proportionately from the value of each underlying investment subject to the charge. In the case of Sub-Accounts, Accumulation Units are canceled and the value of the canceled Accumulation Units is withdrawn in the same proportion as their respective values have to the Net Accumulation Value. The Monthly Deductions are made on the Monthly Anniversary Day starting on the Date of Issue. The Monthly Anniversary Day under the Policy is the same day of each month as the Date of Issue, provided that if there is no such date in a given month, it is the first Valuation Day of the next month. If the day that would otherwise be a Monthly Anniversary Day is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day.


                    If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day period (Grace Period) to make a payment sufficient to cover that deduction. (See LAPSE AND REINSTATEMENT. LAPSE OF A POLICY).


                    MONTHLY DEDUCTION


                    There is a flat dollar Monthly Deduction of $12.50 until the first Policy Anniversary and $5 thereafter. In addition there is a Monthly Deduction charge of $0.09 per $1000 of Specified Amount for the first twenty years of the Policy and for the first twenty years following an increase in Specified Amount.


                    These charges compensate LLANY for administrative expenses associated with Policy issue and ongoing Policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.

                    COST OF INSURANCE CHARGE

                    The "Cost of Insurance" charge is the portion of the Monthly Deduction designed to compensate LLANY for the anticipated cost of paying Death Benefits in excess of the Accumulation Value, not including riders, supplemental benefits or monthly expense charges.

                    The Cost of Insurance charge depends on the Age (the age of the subject person at his/ her nearest birthday), underwriting category and gender (in accordance with state law) of both Insureds and the current "Net Amount at Risk" (Death Benefit minus the Accumulation Value). The rate on which the Monthly Deduction for the Cost of Insurance is based will generally increase as the Insureds age, although the Cost of Insurance charge could decline if the Net Amount at Risk drops relatively faster than the Cost of Insurance Rate increases.

                    The Cost of Insurance charge is determined by dividing the Death Benefit at the previous Monthly Anniversary Day by
                    1.0032737 (the monthly equivalent of an annual rate of 4%), subtracting the Accumulation Value at the previous Monthly Anniversary Day, and multiplying the result (the Net Amount at Risk) by the applicable Cost of Insurance Rate as determined by LLANY. The Guaranteed Maximum Cost of Insurance Rates, per $1,000 of Net Amount at Risk, for standard risks are based on the 1980 Commissioners Standard Ordinary Mortality Tables, Age Nearest Birthday (1980 CSO, Male or Female); or, for unisex rates, on the 1980 CSO-B Table.

                    MORTALITY AND EXPENSE RISK CHARGE

                    LLANY deducts a daily mortality and expense risk charge as a percentage of the assets of the Separate Account. The mortality risk assumed is that insureds may live for a shorter period than estimated, and therefore, a greater amount of death benefit will be payable. The expense risk assumed is that expenses incurred is issuing and administering the policies will be greater than estimated. The mortality and expense risk charge is currently at an annual rate of 0.80%, and is guaranteed not to exceed 0.90% per year.

                    FUND EXPENSES

                    The investment advisor for each of the Funds deducts a daily charge as a percent of the net assets in each fund as an asset management charge. The charge reflects asset management fees of the investment advisor (Management Fees), and other expenses incurred by the funds (including 12b-1 fees for a class of shares and Other Expenses). The charge has the effect of reducing the investment results credited to the Sub-Accounts. Future Fund expenses will vary.

                                                                               TOTAL
                                                                              ANNUAL
                                                                               FUND                       TOTAL FUND
                                                                             OPERATING                     OPERATING
                                                                             EXPENSES                      EXPENSES
                                                                              WITHOUT         TOTAL          WITH
                                  MANAGEMENT        12b-1        OTHER      WAIVERS OR     WAIVERS AND    WAIVERS OR
             FUND                    FEES           FEES       EXPENSES     REDUCTIONS     REDUCTIONS     REDUCTIONS
------------------------------  ---------------     -----     -----------  -------------  -------------  -------------
AIM V.I. Growth Fund..........          0.64%            --         0.08%         0.72%            --           0.72%
AIM V.I. International Equity
  Fund........................          0.75%            --         0.16%         0.91%            --           0.91%
AIM V.I. Value Fund...........          0.61%            --         0.05%         0.66%            --           0.66%
Baron Capital Asset
  Fund--Insurance Shares
  (1).........................          1.00%          0.25%        6.37%         7.62%         (6.17%)         1.45%
BT EAFE Index Fund (2)........          0.45%            --         1.21%         1.66%         (1.01%)         0.65%
BT Equity 500 Index Fund
  (2).........................          0.20%            --         0.99%         1.19%         (0.89%)         0.30%
BT Small Cap Index Fund (2)...          0.35%            --         1.23%         1.58%         (1.13%)         0.45%
Delaware Group Delchester
  Series (3)..................          0.65%            --         0.10%         0.75%            --           0.75%
Delaware Group Devon Series
  (3).........................          0.65%            --         0.06%         0.71%            --           0.71%
Delaware Group Emerging
  Markets Series (4)..........          1.25%            --         0.42%         1.67%         (0.17%)         1.50%
Delaware Group REIT Series
  (5).........................          0.75%            --         0.27%         1.02%         (0.17%)         0.85%
Delaware Group Small Cap Value
  Series (6)..................          0.75%            --         0.10%         0.85%            --           0.85%
Delaware Group Trend Series
  (6).........................          0.75%                       0.10%         0.85%         (0.04%)         0.81%
Fidelity VIPII Contrafund
  Portfolio -- Service Class
  (7).........................          0.59%          0.10%        0.11%         0.80%            --           0.80%
Fidelity VIPIII Growth
  Opportunities Portfolio --
  Service Class (7)...........          0.59%          0.10%        0.11%         0.80%            --           0.80%
Janus Aspen Series Balanced
  Portfolio (8)...............          0.72%            --         0.02%         0.74%            --           0.74%
Janus Aspen Series Worldwide
  Growth Portfolio (8)........          0.67%            --         0.07%         0.74%         (0.02%)         0.72%
LN Bond Fund..................          0.44%            --         0.13%         0.57%            --           0.57%
LN Capital Appreciation
  Fund........................          0.76%            --         0.07%         0.83%            --           0.83%
LN Equity Income Fund.........          0.72%            --         0.07%         0.79%                         0.79%
LN Global Asset Allocation
  Fund........................          0.72%            --         0.19%         0.91%            --           0.91%
LN Money Market Fund..........          0.48%            --         0.11%         0.59%            --           0.59%
LN Social Awareness Fund......          0.34%            --         0.04%         0.38%            --           0.38%
MFS Emerging Growth Series
  (9).........................          0.75%            --         0.10%         0.85%            --           0.85%
MFS Total Return Series (9)...          0.75%            --         0.16%         0.91%            --           0.91%
MFS Utilities Series (9)......          0.75%            --         0.26%         1.01%            --           1.01%
AMT MidCap Growth Portfolio
  (10)(11)....................          0.85%            --         0.58%         1.43%         (0.43%)         1.00%
AMT Partners Portfolio
  (10)(11)....................          0.78%            --         0.06%         0.84%            --           0.84%
Templeton International Fund
  -- Class 2 (12).............          0.69%          0.25%        0.17%         1.11%            --           1.11%
Templeton Stock Fund -- Class
  2 (12)......................          0.70%          0.25%        0.19%         1.14%            --           1.14%

                     ---------------------------------------------------
                     (1) The Adviser is contractually obligated to reduce its
                         fee to the extent required to limit Baron Capital Asset Fund's total operating expenses to 1.5% for the first $250 million of assets in the Fund, 1.35% for Fund assets over $250 million, and 1.25% for Fund assets over $500 million. Without the expense limitations, total operating expenses for the Fund for the period October 1, 1998 through December 31, 1998 would have been 7.62%

                     (2) Under the Advisory Agreement with Bankers Trust Company
                         (the "Advisor"), the Funds will pay an advisory fee at an annual percentage rate of 0.45%, 0.20% and 0.35% of the average daily net assets of the Funds for the EAFE Equity Index Fund, Equity 500 Index Fund and Small Cap Index Fund, respectively. These fees are accrued daily and paid monthly. The Advisor has voluntarily undertaken to waive its fees and to reimburse the Funds for certain expenses so that the Funds' total operating expenses will not exceed 0.65%, 0.30% and 0.45% of average daily net assets for the EAFE Equity Index Fund, Equity 500 Index Fund and Small Cap Index Fund, respectively.

                     (3) The investment advisor for the Devon Series and
                         Delchester Series is Delaware Management Company, Inc. ("DMC"). Effective May 1, 1999 through October 31, 1999, DMC has voluntarily agreed to waive its management fees and reimburse each Series for expenses to the extent that total expenses will not exceed 0.80% for the Devon Series and 0.80% for the Delchester Series. Pursuant to a vote of the Fund's shareholders on March 17, 1999, a new management fee structure based on average daily net assets was approved as follows:
                         0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1,500 million, 0.50% on assets in excess of $2,500 million; all per year.

                     (4) The investment advisor for the Emerging Markets Series is Delaware International Advisors, Limited ("DIAL"). Effective May 1, 1999 through October 31, 1999, DIAL has voluntarily agreed to waive its management fees and reimburse the Series for expenses to the extent that total expenses will not exceed 1.50% for the Emerging Market Series. Pursuant to a vote of the Fund's shareholders on March 17, 1999, a new management fee structure based on average daily net assets was approved as follows: 1.25% on the first $500 million, 1.20% on the next $500 million, 1.15% on the next $1,500 million, 1.10% on assets in excess of $2,500 million; all per year.

                     (5) The investment advisor for the REIT Series is Delaware
                         Management Company, Inc. ("DMC"). Effective May 1, 1999 through October 31, 1999, DMC has voluntarily agreed to waive its management fees and reimburse the Series for expenses to the extent that total expenses will not exceed 0.85% for the REIT Series. There is no change to the current management fee structure.

                     (6) The investment advisor for the Trend Series and Small
                         Cap Value Series is Delaware Management Company, Inc. ("DMC"). Effective May 1, 1999 through October 31, 1999, DMC has voluntarily agreed to waive its management fee and reimburse each Series for expenses to the extent that total expenses will not exceed 0.85% for the Trend Series and 0.85% for the Small Cap Value Series. Pursuant to a vote of the Fund's shareholders on March 17, 1999, a new management fee structure based on average daily net assets was approved as follows:
                         0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million; all per year.

                     (7) A portion of the brokerage commissions that certain
                         funds pay was used to reduce funds expenses. In addition, certain funds, or Fidelity Management & Research on behalf of certain funds, have entered into arrangements with their custodian whereby realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses presented in the table would have been 0.75% for the VIP II Contrafund Portfolio and 0.79% for the VIP III Growth Opportunities Portfolio.

                     (8) All expenses are stated both with and without
                         contractual waivers and fee reductions by Janus Capital. Fee reductions for the Worldwide Growth and Balanced Portfolios reduce the Management Fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the Management Fee and then against Other Expenses. Janus Capital has agreed to continue the waivers and fee reductions until at least the annual renewal of the advisory agreement.

                     (9) Each series has an expense offset arrangement which
                         reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the series.

                     (10) Neuberger Berman Advisers Management Trust is divided into portfolios ("Portfolios"), each of which invests all of its net investable assets in a corresponding series ("Series") of Advisers Managers Trust. The figures reported under "Investment Management and Administration Fees" include the aggregate of the administration fees paid by the Portfolio and the management fees paid by its corresponding Series. Similarly, "Other Expenses" includes all other expenses of the Portfolio and its corresponding Series.

                     (11) NBMI has undertaken to reimburse certain operating
                          expenses, including the compensation of NBMI (except with respect to Partners Portfolio) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of the Mid-Cap Growth and Partners Portfolios' average daily net asset value. These expense reimbursement agreements are subject to termination upon 60 days written notice with respect to the Mid-Cap Growth and Partners Portfolios, and there can be no assurance that these policies will be continued thereafter.

                     (12) Class 2 of the Fund has a distribution plan or "Rule
                          12b-1 plan" which is described in the Fund's prospectus.

                    SURRENDER CHARGES

                    A generally declining Surrender Charge will apply if the Policy is totally surrendered or lapses during the first fifteen years following the Date of Issue or the first fifteen years following an increase in Specified Amount. The Surrender Charge varies by Age of the Insureds, the number of years since the Date of Issue, and Specified Amount. The charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The maximum Surrender Charge is included in each Policy and is in compliance with each state's nonforfeiture law. Examples of the Surrender Charge can be seen in Appendix 1 by subtracting "Surrender Value" from "Total Accumulation Value" on any chosen set of investment return assumptions.

                    The Surrender Charge under a Policy is proportional to the face amount of the Policy. Expressed as a percentage of face amount, it is higher for older than for younger issue ages. For example, assuming issue ages 80 (the oldest possible issue ages for a Policy), the first year Surrender Charge is $37.40 per $1000 of face amount. At issue ages 65 it is $25.10 per $1000 of face amount, at issue ages 55 it is $13.68 per $1000 of face amount, and at issue ages 25 it is $2.87 per $1000 of face amount. These calculations assume both insureds are the same age. The Surrender Charge cannot exceed Policy value but may equal Policy Value, especially during the first two Policy Years. All Surrender Charges decline to zero over the 15 years following issuance of the Policy. See, for example, the illustrations in Appendix 1 for issue ages 55 and 65.

                    If the Specified Amount is increased, a new Surrender Charge will be applicable, in addition to any existing Surrender Charge. The Surrender Charge applicable to the increase would be equal to the Surrender Charge on a new Policy whose Specified Amount was equal to the amount of the increase. Supplemental Policy Specifications will be sent to the Owner upon an increase in Specified Amount reflecting the maximum additional Surrender Charge in the Table of Surrender Charges. The minimum allowable increase in Specified Amount is $1,000. LLANY may change this at any time.

                    If the Specified Amount is decreased while the Surrender Charge applies, the Surrender Charge will remain the same.

                    No Surrender Charge is imposed on a partial surrender, but an administrative fee of $25 (not to exceed 2% of the amount surrendered) is imposed, allocated pro-rata among the Sub-Accounts from which the partial surrender proceeds are taken.

                    Any surrenders, full or partial, may result in tax implications. (SEE TAX MATTERS)

                    Based on its actuarial determination, LLANY does not anticipate that the Surrender Charge, together with the portion of the premium load attributable to sales expense, will cover all sales and administrative expenses which LLANY will incur in connection with the Policy. Any such shortfall, including but not limited to payment of sales and distribution expenses, would be available for recovery from the general account of LLANY, which supports insurance and annuity obligations.

                    TRANSACTION FEE FOR EXCESS TRANSFERS

                    LLANY reserves the right to impose a charge for each transfer request in excess of 12 in any Policy Year. A single transfer request may consist of multiple transactions.

DEATH BENEFITS

                    The Death Benefit Proceeds is the amount payable to the Beneficiary upon the Second Death (the death of the second of the two Insureds to die), in accordance with the Death Benefit Option elected. Loans (if any) and overdue deductions are deducted from the Death Benefit Proceeds prior to payment.

                    The applicant must select the Specified Amount of the Death Benefit, which may not be less than $250,000 and the Death Benefit Option. The two Death Benefit Options are described below. The applicant must consider a number of factors in selecting the Specified Amount, including the amount of proceeds required on the Second Death and the Owner's ability to make Premium Payments. In evaluating this decision, the applicant should consider that the greater the Net Amount at Risk, the greater the monthly deductions for the Cost of Insurance.

                    DEATH BENEFIT OPTIONS

                    Two different Death Benefit Options are available under the Policy. The Death Benefit Proceeds payable under the Policy is the greater of (a) the Corridor Death Benefit or (b) the amount determined under the Death Benefit Option in effect on the date of the Second Death, less (in each case) any indebtedness under the Policy. In the case of Death Benefit Option 1, the Specified Amount is reduced by the amount of any partial surrender. The Corridor Death Benefit is the applicable percentage (the Corridor Percentage) of the Accumulation Value (rather than by reference to the Specified Amount) required to maintain the Policy as a "life insurance contract" for Federal income tax purposes. The Corridor Percentage is 250% through the time the younger Insured reaches or would have reached Age 40 and decreases in accordance with the table in Appendix 2 of this Prospectus to 100% when the younger Insured reaches or would have reached Age 95.

                    Death Benefit Option 1 provides Death Benefit Proceeds equal to the Specified Amount (a minimum of $250,000). If Option 1 is selected, the Policy pays level Death Benefit Proceeds until the Minimum Death Benefit exceeds the Specified Amount. (See DEATH BENEFITS, Federal Income Tax Definition of Life Insurance).

                    Death Benefit Option 2 provides Death Benefit Proceeds equal to the sum of the Specified Amount plus the Accumulation Value as of the date of the Second Death. If Option 2 is selected, the Death Benefit Proceeds increase or decrease over time, depending on the amount of premium paid and the investment performance of the underlying Sub-Accounts.

                    If for any reason the applicant fails to affirmatively elect a particular Death Benefit Option, Death Benefit Option 1 shall apply until changed as provided below. The ability of the Owner to support the Policy is an important factor in selecting between the Death Benefit Options, because the greater the Net Amount at Risk at any time, the more that will be deducted from the value of the Policy to pay the Cost of Insurance.

                    Owners who prefer insurance coverage that generally does not vary in amount and generally has lower Cost of Insurance Charges should elect Option 1. Owners who prefer to have favorable investment experience reflected in increased insurance coverage should select Option 2. Under Option 1, any Surrender Value at the time of the Second Death will revert to LLANY.

                    CHANGES IN DEATH BENEFIT OPTIONS AND SPECIFIED AMOUNT

                    All requests for changes between Death Benefit Options and changes in the Specified Amount must be submitted in proper written form to the Administrative Office. The minimum amount of increase in Specified Amount currently permitted is $1,000. If requested, a supplemental application and evidence of insurability must also be submitted to LLANY.

                    In a change from Death Benefit Option 1 to Death Benefit Option 2, the Specified Amount shall be reduced so it thereafter equals (a) the amount payable under the Death Benefit Option in effect immediately before the change, minus (b) the Accumulation Value immediately before the change. In a change from Death Benefit Option 2 to Death Benefit Option 1, the Specified Amount shall be increased so that it thereafter equals the amount payable under the Death Benefit Option in effect immediately before the change.

                    Any reductions in Specified Amount will be made against the initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Any increase in the Specified Amount will increase the amount of the Surrender Charge applicable to the Policy.

                    LLANY may at its discretion decline any request for a change between Death Benefit Options or increase in the Specified Amount. LLANY may at its discretion decline any request for change of the Death Benefit Option or reduction of the Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of Federal income tax law.

                    Any change is effective on the first Monthly Anniversary Day on or after the date of approval of the request by LLANY, unless the Monthly Deduction Amount would increase as a result of the change. In that case, the change is effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to or greater than the Monthly Deduction Amount, as increased.

                    FEDERAL INCOME TAX DEFINITION OF LIFE INSURANCE

                    The amount of the Death Benefit must satisfy certain requirements under the Code if the policy is to qualify as insurance for federal income tax purposes. The amount of the Death Benefit Proceeds required to be paid under the Code to maintain the Policy as life insurance under each of the Death Benefit Options (see INSURANCE COVERAGE PROVISIONS, Death Benefit) is equal to the product of the Accumulation Value and the applicable Corridor Percentage. A table of Corridor Percentages is in Appendix 2.

NOTICE OF DEATH OF INSUREDS

                    Due Proof of Death must be furnished to LLANY at the Administrative Office as soon as reasonably practicable after the death of each Insured. Due Proof of Death must be in proper written form and includes a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof of death satisfactory to LLANY.

PAYMENT OF DEATH BENEFIT PROCEEDS

                    The Death Benefit Proceeds under the Policy will ordinarily be paid within seven days, if in a lump sum, or in accordance with any Settlement Option selected by the Owner or the Beneficiary after receipt at the Administrative Office of Due Proof of Death of both Insureds. The amount of the Death Benefit Proceeds under Option 2 will be determined as of the date of the Second Death. Payment of the Death Benefit Proceeds may be delayed if the Policy is contested or if Separate Account values cannot be determined.

                    SETTLEMENT OPTIONS

                    There are several ways to which the Beneficiary may receive the Death Benefit Proceeds or the Owner may choose to receive payments upon surrender of the Policy.

                    The Owner may elect a Settlement Option before the Second Death; after the Second Death, if the Owner has not irrevocably selected a Settlement Option, the Beneficiary may elect one of the Settlement Options. If no Settlement Option is selected, the Death Benefit Proceeds will be paid in a lump sum.

                    If the Policy is assigned as collateral security, LLANY will pay any amount due the assignee in one lump sum. Any remaining Death Benefit Proceeds will be paid as elected.

                    A request to elect, change, or revoke a Settlement Option must be received in proper written form by the Administrative Office before payment of the lump sum or under any Settlement Option. The first payment under the Settlement Option selected will become payable on the date proceeds are settled under the option. Payments after the first payment will be made on the first day of each month. Once payments have begun, the Policy cannot be surrendered and neither the payee nor the Settlement Option may be changed.

                    There are at least four Settlement Options:

                        The first Settlement Option is an annuity for the lifetime of the payee.

                        The second Settlement Option is an annuity for the lifetime of the payee, with monthly payments guaranteed for 60, 120, 180, or 240 months.

                        Under the third Settlement Option, LLANY makes monthly payments for a stated number of years, at least five but no more than thirty.

                        The fourth Settlement Option, provides that LLANY pays interest annually on the sum left with LLANY at a rate of at least 3% per year, and pays the amount on deposit on the payee's death.

                    Any other Settlement Option offered by LLANY at the time of election may also be selected.

POLICY LIQUIDITY

                    The Policy provides only limited liquidity. Subject to certain limitations, however, the Owner may borrow against the Surrender Value of the Policy, may make a partial surrender of some of the Surrender Value of the Policy and may fully surrender the Policy for its Surrender Value.

                    POLICY LOANS

                    The Owner may at any time contract for Policy Loans up to an aggregate amount not to exceed 90% of the Surrender Value at the time a Policy Loan is made. It is a condition to securing a Policy Loan that the Owner execute a loan agreement and that the Policy be assigned to LLANY free of any other assignments. The Loan Account is the account in which Policy indebtedness (outstanding loans and interest) accrues once it is transferred out of the Fixed Account or the Sub-Accounts. Interest on Policy Loans accrues at an annual rate of 8%, and loan interest is payable to LLANY (for its account) once a year in arrears on each Policy Anniversary, or earlier upon full surrender or other payment of proceeds of a Policy.

                    The amount of a loan, plus any accrued but unpaid interest, is added to the outstanding Policy Loan balance. Unless paid in advance, any loan interest due will be transferred from the values in the Fixed Account and each Sub-Account, and treated as an additional Policy Loan, and added to the Loan Account Value.

                    During the first ten Policy Years, LLANY's current practice is to credit interest to the Loan Account Value at an annual rate equal to the interest rate charged on the loan minus 1% (guaranteed not to exceed 2%). Beginning with the eleventh Policy Year, LLANY's current practice is to credit interest at an annual rate equal to the interest rate charged on the loan, less 0% annually (guaranteed not to exceed 1%). In no case will the annual credited interest rate be less than 6% in each of the first ten Policy Years and 7% thereafter.

                    If the Net Accumulation Value is distributed among more than one of the Sub-Accounts (including for this purpose the Fixed Account), transfers from each for loans and loan interest will be made in proportion to the assets in each such Sub-Account at that time, unless LLANY is instructed otherwise in proper written form at the Administrative Office. Repayments on the loan and interest credited on the Loan Account Value will be allocated according to the most recent Premium Payment allocation at the time of the repayment.

                    A Policy Loan, whether or not repaid, affects the proceeds payable upon the Second Death and the Accumulation Value. The longer a Policy Loan is outstanding, the greater the effect is likely to be. While an outstanding Policy Loan reduces the amount of assets invested, depending on the investment results of the Sub-Accounts, the effect could be favorable or unfavorable.

                    If at any time the total indebtedness against the Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less Surrender Charges, the Policy will terminate without value subject to the conditions in the Grace Period Provision. (SEE LAPSE AND REINSTATEMENT, Lapse of a Policy)

                    If a Policy lapses while a loan is outstanding, adverse tax consequences may result.

                    PARTIAL SURRENDER

                    You may make a partial surrender at any time before the Second Death by request to the Administrative Office in proper written form or by telephone, if you have authorized telephone transactions. A $25 transaction fee is charged for each partial surrender. Total partial surrenders may not exceed 90% of the Surrender Value of the Policy. Each partial surrender may not be less than $500. Partial surrenders are subject to other limitations as described below.

                    Partial surrenders may reduce the Specified Amount and, in each case, reduce the Death Benefit Proceeds. To the extent that a requested partial surrender would cause the Specified Amount to be less than $250,000, the partial surrender will not be permitted by LLANY. In addition, if following a partial surrender and the corresponding decrease in the Specified Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, the surrender may be limited to the extent necessary to meet the federal tax law requirements.

                    The effect of partial surrenders on the Death Benefit Proceeds depends on the Death Benefit Option elected under the Policy. If Death Benefit Option 1 has been elected, a partial surrender would reduce the Accumulation Value and the Specified Amount. The reduction in the Specified Amount, which would reduce any past increases on a last in, first out basis, reduces the amount of the Death Benefit Proceeds.

                    If Death Benefit Option 2 has been elected, a partial surrender would reduce the Accumulation Value, but would not reduce the Specified Amount. The reduction in the Accumulation Value reduces the amount of the Death Benefit Proceeds.

                    If the Net Accumulation Value is distributed among more than one of the Sub-Accounts, surrenders from each will be made in proportion to the assets in each Sub-Account at the time of the surrender, unless LLANY is instructed otherwise in proper written form at the Administrative Office. LLANY may at its discretion decline any request for a partial surrender.

                    SURRENDER OF THE POLICY

                    You may surrender the Policy at any time. On surrender of the Policy, LLANY will pay you or your assignee, the Surrender Value next computed after receipt of the request in proper written form at the Administrative Office. All coverage under the Policy will automatically terminate if the Owner makes a full surrender.

                    SURRENDER VALUE

                    The Surrender Value of a Policy is the amount the Owner can receive in a lump sum by surrendering the Policy. The Surrender Value is the Net Accumulation Value less the Surrender Charge (SEE CHARGES AND FEES, Surrender Charge). All or part of the Surrender Value may be applied to one or more of the Settlement Options. Surrender Values are illustrated in Appendix 1.

                    DEFERRAL OF PAYMENT AND TRANSFERS

                    Payment of loans or of the Surrender Value from any Sub-Accounts will be made within 7 days. Payment or transfer from the Fixed Account may be deferred up to six months at LLANY's option. If LLANY exercises its right to defer any payment from the Fixed Account, interest will accrue and be paid as required by law from the date the recipient would otherwise have been entitled to receive the payment.

ASSIGNMENT; CHANGE OF OWNERSHIP

                    While either Insured is living, you may assign your rights in the Policy, including the right to change the beneficiary designation. The assignment must be in proper written form, signed by you and recorded at the Administrative Office. No assignment will affect, or prejudice LLANY as to, any payment made or action taken by LLANY before it was recorded. LLANY is not responsible for any assignment not submitted for recording, nor is LLANY responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to LLANY at the time the assignment is recorded and any interest accrued on such indebtedness after recordation of any assignment.

                    Once recorded, the assignment remains effective until released by the assignee in proper written form. So long as an effective assignment remains outstanding, you will not be permitted to take any action with respect to the Policy without the consent of the assignee in proper written form.

                    So long as either Insured is living, you may name a new Owner by recording a change in ownership in proper written form at the Administrative Office. On recordation, the change will be effective as of the date of execution of the document of transfer or, if there is no such date, the date of recordation. No such change of ownership will affect, or prejudice LLANY as to, any payment made or action taken by LLANY before it was recorded. LLANY may require that the Policy be submitted to it for endorsement before making a change.

LAPSE AND REINSTATEMENT

                    LAPSE OF A POLICY


                    If at any time the Net Accumulation Value is insufficient to pay the Monthly Deduction, the Policy is subject to lapse and automatic termination of all coverage under the Policy. The Net Accumulation Value may be insufficient (1) because it has been exhausted by earlier deductions, (2) due to poor investment performance, (3) due to partial surrenders, (4) due to indebtedness for Policy Loans, or (5) because of some combination of the foregoing factors.


                    If LLANY has not received a Premium Payment or payment of indebtedness on Policy Loans necessary so that the Net Accumulation Value is sufficient to pay the Monthly Deduction Amount on a Monthly Anniversary Day, LLANY will send a written notice to the Owner and any assignee of record. The notice will state the amount of the Premium Payment or payment of indebtedness on Policy Loans necessary such that the Net Accumulation Value is at least equal to two times the Monthly Deduction Amount. If the minimum required amount set forth in the notice is not paid to LLANY on or before the day that is the later of (a) 31 days after the date of mailing of the notice, and (b) 61 days after the date of the Monthly Anniversary Day with respect to which such notice was sent (together, the Grace Period), then the policy shall terminate and all coverage under the policy shall lapse without value. If the Second Death occurs during the Grace Period, Death Benefit Proceeds will be paid, but will be reduced, in addition to any other reductions, by any unpaid Monthly Deductions. If the Second Death occurs after the Policy has lapsed, no Death Benefit Proceeds will be paid.

                    REINSTATEMENT OF A LAPSED POLICY

                    After the Policy has lapsed due to the failure to make a necessary payment before the end of an applicable Grace Period, it may be reinstated provided (a) it has not been surrendered, (b) there is an application for reinstatement in proper written form, (c) evidence of insurability of both insureds is furnished to LLANY and it agrees to accept the risk, (d) LLANY receives a payment sufficient to keep the Policy in force for at least two months, and (e) any accrued loan interest is paid. The effective date of the reinstated Policy shall be the Monthly Anniversary Day after the date on which LLANY approves the application for reinstatement. Surrender Charges will be reinstated as of the Policy Year in which the Policy lapsed.

                    If the Policy is reinstated, such reinstatement is effective on the Monthly Anniversary Day following LLANY approval. The Accumulation Value at reinstatement will be the Net Premium Payment then made less all Monthly Deductions due.

                    If the Surrender Value is not sufficient to cover the full Surrender Charge at the time of lapse, the remaining portion of the Surrender Charge will also be reinstated at the time of Policy reinstatement.

COMMUNICATIONS WITH LLANY

                    PROPER WRITTEN FORM

                    When ever this Prospectus refers to a communication "in proper written form," it means in writing, in form and substance reasonably satisfactory to LLANY, received at the Administrative Office.

OTHER POLICY PROVISIONS

                    ISSUANCE

                    A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally only when both Insureds are at least Age 18 but are less than Age 80.

                    DATE OF COVERAGE

                    The date of coverage will be the Date of Issue, provided both Insureds are alive and prior to any change in the health and insurability of the Insureds as represented in the application.

                    RIGHT TO EXCHANGE THE POLICY

                    The Owner may, within the first two Policy Years, exchange the Policy for a permanent life insurance policy then being offered by LLANY. The benefits for the new policy will not vary with the investment experience of the Separate Account. The exchange must be elected within 24 months from the Date of Issue. No evidence of insurability will be required.

                    The Owner, the Insureds and the Beneficiary under the new policy will be the same as those under the exchanged Policy on the date of the exchange. The Accumulation Value under the new Policy will be equal to the Accumulation Value under the old Policy on the date the exchange request is received. The new policy will have a Death Benefit on the exchange date not more than the Death Benefit of the original Policy immediately prior to the exchange date. If the Accumulation Value is insufficient to support the Death Benefit, the Owner will be required to make additional Premium Payments in order to effect the exchange. The new Policy will have a Date of Issue and issue Ages as of the date of exchange. The initial Specified Amount and any increases in Specified Amount will have the same rate class as those of the original Policy. Any indebtedness may be transferred to the new policy.

                    The exchange may be subject to an equitable adjustment in rates and values to reflect variances, if any, in the rates and values between the two Policies. After adjustment, if any excess is owed the Owner, LLANY will pay the excess to the Owner in cash. The exchange may be subject to federal income tax withholding.

                    If at any time while both Insureds are alive, a change in the Internal Revenue Code would result in a less favorable tax treatment of the Insurance provided under the policy or if the Insureds are legally divorced while the policy is in force, the Owner may exchange the policy for separate single life policies on each of the Insureds subject to the following conditions: (a) evidence of insurability satisfactory to LLANY is furnished, (b) the amount of insurance of each new Policy is not larger than one half of the amount of insurance then in force under the policy, (c) the premium for each new policy is determined according to LLANY's rates then in effect for that policy based on each Insured's then attained age and sex, and (d) any other requirements as determined by LLANY are met. The new policy will not take effect until the date all such requirements are met.


                    MATURITY OF THE POLICY



                    If either Insured is still living on the Monthly Anniversary following the younger Insured's 100th birth date, at that point the Policy will terminate and the Owner will receive the Surrender Value.


                    INCONTESTABILITY

                    LLANY will not contest payment of the Death Benefit Proceeds based on the initial Specified Amount after the Policy has been in force for two years from the Date of Issue so long as both Insureds were alive during those two years. For any increase in

                    Specified Amount requiring evidence of insurability, LLANY will not contest payment of the Death Benefit Proceeds based on such an increase after it has been in force for two years from its effective date so long as both Insureds were alive during those two years.

                    MISSTATEMENT OF AGE OR GENDER

                    If the Age or gender of either of the Insureds has been misstated, the affected benefits will be adjusted. The amount of the Death Benefit Proceeds will be 1. multiplied by 2. and then the result added to 3. where:
                       1. is the Net Amount at Risk at the time of the Second
                          Death;
                       2. is the ratio of the monthly Cost of Insurance applied
                          in the Policy month of death to the monthly Cost of Insurance that should have been applied at the true Age and gender in the Policy month of death; and
                       3. is the Accumulation Value at the time of the Second
                          Death.

                    SUICIDE

                    If the Second Death is by suicide, while sane or insane, within two years from the Date of Issue, LLANY will upon the Second Death pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the Second Death is by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, LLANY will upon the Second Death pay no more than a refund of the monthly charges for the cost of such additional benefit.

                    NONPARTICIPATING POLICIES

                    These are nonparticipating Policies on which no dividends are payable. These Policies do not share in the profits or surplus earnings of LLANY.

TAX ISSUES

                    Section 7702 of the Code provides that if certain tests are met, a Policy will be treated as a life insurance policy for federal tax purposes. LLANY will monitor compliance with these tests. The Policy should thus receive the same federal income tax treatment as fixed benefit life insurance.

                    TAX TREATMENT OF DEATH BENEFIT

                    The death proceeds payable under a Policy are excludable from gross income of the Beneficiary under Section 101 of the Code.

                    FEDERAL INCOME TAX CONSIDERATIONS

                    Section 7702A of the Code defines modified endowment contracts as those policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual premiums. The Code provides for taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts in the same way annuities are taxed. Modified endowment contract distributions are defined by the Code as amounts not received as an annuity and are taxable to the extent the cash value of the policy exceeds, at the time of distribution, the premiums paid into the policy. A 10% tax penalty generally applies to the taxable portion of such distributions unless the Owner is over 59 1/2 years of Age or disabled.

                    The Policies offered by this Prospectus may or may not be issued as modified endowment contracts. LLANY will monitor premiums paid and will notify the Owner when the Policy is in jeopardy of becoming a modified endowment contract. If a Policy is not a modified endowment contract, a cash distribution during the first 15 years after a Policy is issued which causes a reduction in death benefits may still become fully or partially taxable to the Owner pursuant to
                    Section 7702(f)(7) of the Code. The Owner should carefully consider this potential effect and seek further information before initiating any changes in the terms of the Policy. Under certain conditions, a Policy may become a modified endowment contract as a result of a material change or a reduction in benefits as defined by Section 7702A(c) of the Code. LLANY will monitor compliance with these tests.

                    In addition to meeting the tests required under Section 7702 and Section 7702A, Section 817(h) of the Code requires that the investments of separate accounts such as the Separate Account be adequately diversified. Regulations issued by the Secretary of the Treasury set the standards for measuring the adequacy of this diversification. A variable life insurance policy that is not adequately diversified under these regulations would not be treated as life insurance under Section 7702 of the Code. To be adequately diversified, each Sub-Account must meet certain tests. LLANY believes the Separate Account investments meet the applicable diversification standards.

                    Should the Secretary of the Treasury issue additional rules or regulations limiting the number of funds, transfers between funds, exchanges of funds or changes in investment objectives of funds such that the Policy would no longer qualify as life insurance under Section 7702 of the Code, LLANY reserves the right to steps required to remain in compliance.

                    LLANY will monitor compliance with these regulations and, to the extent necessary, will change the objectives or assets of the Sub-Account investments to remain in compliance. LLANY also reserves the right to make changes in this Policy or to make distributions from the Policy to the extent it deems necessary, in its sole discretion, to continue to qualify this Policy as life insurance.

                    A total surrender or termination of the Policy by lapse may have adverse tax consequences. If the amount received by the Owner plus total Policy indebtedness exceeds the premiums paid into the Policy, the excess will generally be treated as taxable income, whether or not the Policy is a modified endowment contract.

                    Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary.

                    TAXATION OF LLANY

                    LLANY is taxed as a life insurance company under the Code. Since the Separate Account is not a separate entity from LLANY and its operations form a part of LLANY, it will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the value of Accumulation Units.

                    LLANY does not initially expect to incur any Federal income tax liability that would be chargeable to the Separate Account. Based upon these expectations, no charge is currently being made against the Separate Account for federal income taxes. If, however, LLANY determines that on a separate company basis such taxes may be incurred, it reserves the right to assess a charge for such taxes against the Separate Account.

                    LLANY may also incur state and local taxes in addition to premium taxes. At present, these taxes are not significant. If they increase, however, additional charges for such taxes may be made.

                    OTHER CONSIDERATIONS

                    The foregoing discussion is general and is not intended as tax advice. Counsel and other competent advisers should be consulted for more complete information. This discussion is based on LLANY's understanding of Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of these current laws and interpretations.

FAIR VALUE OF THE POLICY

                    It is sometimes necessary for tax and other reasons to determine the "fair value" of the Policy. The fair value of the Policy is measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value, although the amount of the Net Accumulation Value will typically be important in valuing the Policy for this purpose. For some but not all purposes, the fair value of the Policy may be the Surrender Value of the Policy. The fair value of the Policy may be impacted by developments other than the performance of the underlying investments. For example, without regard to any other factor, it increases as the Insureds grow older. Moreover, on the death of the first of the Insureds to die, it tends to increase significantly. The Owner should consult with his or her advisors for guidance as to the appropriate methodology for determining the fair value of the Policy for a particular purpose.

DIRECTORS AND OFFICERS OF LLANY

                    The following persons are Directors and Officers of LLANY. Except as indicated below, the address of each is 120 Madison Street, Suite 1700, Syracuse, New York 13202 and each has been employed by LLANY or its affiliates for more than five years.

        NAME, ADDRESS AND
   POSITION(S) WITH REGISTRANT             PRINCIPAL OCCUPATIONS LAST FIVE YEARS
----------------------------------  ----------------------------------------------------
ROLAND C. BAKER                     President [1/95-present], First Penn-Pacific Life
DIRECTOR                            Insurance Co. Formerly: Chairman and CEO
1801 S. Meyers Road                 [7/88-1/95], Baker, Rakish, Shipley & Politzer, Inc.
Oakbrook Terrace, IL 60181
J. PATRICK BARRETT                  Chairman and Chief Executive Officer, CARPAT
DIRECTOR                            Investments
4605 Watergap
Manlius, NY 13104
DAVID N. BECKER                     Vice President and Chief Actuarial Officer, The
SECOND VICE PRESIDENT AND           Lincoln National Life Insurance Company
APPOINTED ACTUARY
1300 South Clinton Street
Fort Wayne, IN 46802
THOMAS D. BELL, JR.                 President and Chief Executive Officer
DIRECTOR                            [4/95-present], Burson-Marstellar. Formerly: Vice
230 Park Avenue, South              Chairman [3/94-5/95], Gulfstream Aerospace Corp.
New York, NY 10003

        NAME, ADDRESS AND
   POSITION(S) WITH REGISTRANT             PRINCIPAL OCCUPATIONS LAST FIVE YEARS
----------------------------------  ----------------------------------------------------
JON A. BOSCIA                       President, Chief Executive Officer and Director,
DIRECTOR                            Lincoln National Corp. [1/98-present], Formerly:
Centre Square, West Tower           President and Chief Executive Officer [10/96-1/98],
1500 Market Street, Suite 3900      and Chief Operating Officer [5/94-10/96], The
Philadelphia, PA 19102              Lincoln National Life Insurance Co.
JOANNE B. COLLINS                   President and Treasurer, Lincoln Life & Annuity
PRESIDENT AND DIRECTOR              Company of New York [9/99 -- Present]. Formerly:
                                    Second Vice President, Lincoln National Corporation
                                    [4/96-8/99] and Second Vice President, Lincoln
                                    National Health & Casualty Company [11/94-3/96]
JOHN H. GOTTA                       Senior Vice President and General Manager (formerly
SECOND VICE PRESIDENT AND DIRECTOR  Vice President) [1/98-present], The Lincoln National
350 Church Street                   Life Insurance Co. Formerly: Senior Vice President,
Hartford, CT 06103                  Connecticut General Life Insurance Company
                                    [3/96-12/97]; Vice President, Connecticut Mutual
                                    Life Insurance Company [8/94-3/96]; Vice President,
                                    Connecticut General Life Insurance Company
                                    [3/93-8/94]
BARBARA S. KOWALCZYK                Senior Vice President, Corporation Planning
DIRECTOR                            [5/94-present], Lincoln National Corp.
200 East Berry Street
Fort Wayne, IN 46802
MARGEURITE L. LACHMAN               Managing Director, Schroder Real Estate Associates
DIRECTOR
437 Madison Avenue, 18th Floor
New York, NY 10022
LOUIS G. MARCOCCIA                  Senior Vice President, Business, Finance and
DIRECTOR                            Administrative Services, Syracuse University
Skytop Office Building
Skytop Road
Syracuse, NY 13244-5300
TROY D. PANNING                     Second Vice President and Chief Financial Officer
SECOND VICE PRESIDENT AND           [11/96-present], Lincoln Life & Annuity Company of
CHIEF FINANCIAL OFFICER             New York; Formerly: Accountant [9/90-11/96], Ernst &
                                    Young LLP
JOHN M. PIETRUSKI                   Chairman of Board, Texas Biotechnology Corp.
DIRECTOR
One Penn Plaza
Suite 3408
New York, NY 10119
LAWRENCE T. ROWLAND                 President [97-present] Lincoln Reinsurance,
DIRECTOR                            Formerly: Senior Vice President (96), Vice President
One Reinsurance Place               [94-95] Lincoln Reinsurance.
1700 Magnavox Way
Fort Wayne, IN 46804

        NAME, ADDRESS AND
   POSITION(S) WITH REGISTRANT             PRINCIPAL OCCUPATIONS LAST FIVE YEARS
----------------------------------  ----------------------------------------------------
GABRIEL L. SHAHEEN                  President, Chief Executive Officer and Director
DIRECTOR                            [1/98-present], The Lincoln National Life Insurance
1300 South Clinton Street           Co. Formerly: Managing Director, Lincoln National
Fort Wayne, IN 46802                (UK) PLC [12/96-1/98]; President, Lincoln National
                                    Reinsurance Company [7/94-12/96]; Senior Vice
                                    President, Lincoln National Life Reinsurance Company
                                    [1/93-7/95]
ROBERT O. SHEPPARD, ESQ.            Assistant Vice President, Lincoln Life & Annuity
ASSISTANT VICE PRESIDENT            Company of New York [7/97-present]; Second Vice
                                    President, Unity Mutual Life Insurance Company
                                    [2/86-7/97]
RICHARD C. VAUGHAN                  Executive Vice President and Chief Financial Officer
DIRECTOR                            [1/95-present] Formerly: Senior Vice President
200 East Berry Street               [5/92-1/95], Lincoln National Corp.
Fort Wayne, IN 46802
C. SUZANNE WOMACK                   Secretary, Lincoln Life & Annuity Company of New
SECRETARY                           York [7/96-present]; Second Vice President and
200 East Berry Street               Secretary, Lincoln National Corporation
Fort Wayne, IN 46802                [5/97-present]; Second Vice President and Secretary,
                                    The Lincoln National Life Insurance Company
                                    [5/97-present]; Secretary, Lincoln Financial
                                    Advisors Corporation [6/87-present].

DISTRIBUTION OF POLICIES

                    LLANY intends to offer the Policy in New York. Lincoln Financial Advisors Corporation ("LFA"), the principal underwriter for the Policies, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The principal business address of LFA is 350 Church Street, Hartford, CT 06103.

                    The Policy will be sold by individuals, who in addition to being appointed as life insurance agents for LLANY, are also registered representatives of LFA or other broker-dealers. These representatives ordinarily receive commission and service fees up to 98% of the first year premium, plus up to 10% of all other premiums paid. In lieu of premium-based commission, LLANY may pay equivalent amounts based on Accumulation Value. The selling office receives additional compensation on the first year premium and all additional premiums. In some situations, the selling office may elect to share its commission with the registered representative. Selling representatives are also eligible for bonuses and non-cash compensation if certain production levels are reached. All compensation is paid from LLANY's resources, which include sales charges made under this Policy.

CHANGES OF INVESTMENT POLICY

                    LLANY may materially change the investment policy of the Separate Account. LLANY must inform the Owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments which shall disapprove it if deemed detrimental to the interests of the Owners or if it renders LLANY's operations hazardous to the public. If an Owner objects, the Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by LLANY on the life of the Insureds. The Owner has the later of 60 days from the date of the investment policy change or 60 days from being informed of such change to make this conversion. LLANY will not require evidence of insurability for this conversion.

                    The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance not exceeding the Death Benefit of the Policy converted on the date of such conversion.

OTHER CONTRACTS ISSUED BY LLANY

                    LLANY from time to time offers other variable annuity contracts and variable life insurance policies with benefits which vary in accordance with the investment experience of a separate account of LLANY.

STATE REGULATION

                    LLANY is subject to the laws of New York governing insurance companies and to regulation by the New York Insurance Department. An annual statement in a prescribed form is filed with the New York Insurance Department each year covering the operation of LLANY for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine LLANY's contract liabilities and reserves so that the Insurance Department may certify the items are correct. LLANY's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the New York Department of Insurance. Such regulation does not, however, involve any supervision of management or investment practices or policies.

                    A blanket bond with a per event limit of $25 million and an annual policy aggregate limit of $50 million covers all of the officers and employees of the Company.

REPORTS TO OWNERS

                    LLANY maintains Policy records and will mail to each Owner, at the last known address of record, an annual statement showing the amount of the current Death Benefit, the Accumulation Value, and Surrender Value, premiums paid and monthly charges deducted since the last report, the amounts invested in each Sub-Account and any Loan Account Value.

                    Owners will also be sent annual reports containing financial statements for the Separate Account and annual and semi-annual reports of the Funds as required by the 1940 Act.

                    In addition, Owners will receive statements of significant transactions, such as changes in Specified Amount, changes in Death Benefit Option, transfers among Sub-Accounts, Premium Payments, loans, loan repayments, reinstatement and termination.

ADVERTISING

                    LLANY is also ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of LLANY. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. LLANY may advertise these ratings from time to time. In addition, LLANY may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend LLANY or the Policies. Furthermore, LLANY may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

                    We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.

PREPARING FOR YEAR 2000


                    Many existing computer programs use only two digits in the date field to identify the year. If left uncorrected these programs, which were designed and developed without considering the impact of the upcoming change in the century, could fail to operate or could produce erroneous results when processing dates after December 31, 1999. For example, for a bond with a stated maturity date of July 1, 2000, a computer program could read and interpret the maturity date as July 1, 1900. This problem is known by many names, such as the "Year 2000 Problem", "Y2K", and the "Millenium Bug".



                    The Year 2000 Problem affects virtually all computer programs worldwide. It can cause a computer system to suddenly stop operating. It can also result in a computer corrupting vital company records, and the problem could go undetected for a long time. For our products, if left unchecked it could cause such problems as purchase payment collection and deposit errors; claim payment difficulties; accounting errors; erroneous unit values; and difficulties or delays in processing transfers, surrenders and withdrawals. In a worst case scenario, this could result in a material disruption to the operations of LLANY and of Lincoln Life and Delaware Service Company Inc. (Delaware), affiliates of LLANY and providers of the accounting and valuation services for the Separate Account.


                    However, both provider companies (Lincoln Life and Delaware) are wholly owned by Lincoln National Corporation (LNC), which has had Year 2000 processes in place since 1996. LNC projects aggregate expenditures in excess of $92 million for its Y2K efforts through the year 2000. Both Lincoln Life and Delaware have dedicated Year 2000 teams and steering committees that are answerable to their counterparts in LNC. LLANY also has a dedicated Year 2000 team and is coordinating its activities with those of Lincoln Life, Delaware and LNC.


                    In light of the potential problems discussed above, LLANY, as part of its Year 2000 updating process, has assumed responsibility for correcting all Information Technology
                    (IT) systems which service the Separate Account. Delaware is responsible for updating all its IT systems to support these vital services. The Year 2000 efforts for both IT and non-IT systems, is organized into four phases:


                - awareness-raising and inventory of all assets (including third-party agent and vendor relationships)

                - assessment and high-level planning and strategy

                - remediation of affected systems and equipment; and

                - testing to verify Year 2000 readiness.


                    The high-priority IT processes and systems -- those Lincoln Life uses to maintain its customers' records and accounts -- have been assessed and repaired, and testing of those processes and systems is more than 99% complete. Our efforts will continue through the end of 1999 to ensure they remain Y2K-ready. And, we continue to work closely with our key business partners and suppliers so they can provide the information and service we need from them. All three companies are currently on schedule to have their high-priority non-IT systems (elevators, heating and ventilation, security systems, etc.) remediated and tested by October 31, 1999.


                    The work on Year 2000 issues has not suffered significant delays; however, some uncertainty remains. Specific factors that give rise to this uncertainty include (but are certainly not limited to) a possible loss of technical resources to perform the work; failure to identify all susceptible systems; and non-compliance by third parties whose systems and operations impact LLANY. In a report dated February 26, 1999, entitled INVESTIGATING THE IMPACT OF THE YEAR 2000 TECHNOLOGY PROBLEM, S. Rpt. 106-10, the U.S. Senate Special Committee on the Year 2000 Technology Problem expressed its concern that "Financial services firms...are particularly vulnerable to...the risk that a material customer or business partner will fail, as a result of the computer problems, to meet its obligations".

                    One important source of uncertainty is the extent to which the key trading partners of LLANY, Lincoln Life and of Delaware will be successful in their own remediation and testing efforts. LLANY, Lincoln Life and Delaware have been monitoring the progress of their trading partners; however, the efforts of these partners are beyond our control.

                    LLANY, Lincoln Life and Delaware expect to have completed their necessary remediation and testing efforts prior to December 31, 1999. However, given the nature and complexity of the problem, there can be no guarantee by any of the three companies that there will not be significant computer problems after December 31, 1999.

LEGAL PROCEEDINGS

                    LLANY may be involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business.

EXPERTS

                    The statutory-basis financial statements of LLANY appearing in this prospectus and registration statement have been audited by Ernst & Young, LLP, independent auditors, as set forth in their report which appears elsewhere in this document and in the registration statement. The financial statements audited by Ernst & Young, LLP, have been included in this document in reliance on their report given on their authority as experts in accounting and auditing.

                    Actuarial matters included in this prospectus have been examined by Vaughn W. Robbins, FSA as stated in the Opinion filed as an Exhibit to the Registration Statement.

                    Legal matters in connection with the Policies described herein are being passed upon by Robert O. Sheppard, Esq., as stated in the Opinion filed as an Exhibit to the Registration Statement.

REGISTRATION STATEMENT

                    A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Separate Account, LLANY, and the Policies offered hereby. Statements contained in this Prospectus as to the content of Policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

APPENDIX 1

                    ILLUSTRATIONS OF ACCUMULATION VALUES, SURRENDER VALUES, AND DEATH BENEFIT PROCEEDS

                    The illustrations in this Prospectus have been prepared to help show how values under the Policies change with investment performance. The illustrations illustrate how Accumulation Values, Surrender Values and Death Benefit Proceeds under a Policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12% over a period of years, but fluctuates above or below those averages for individual years, the Accumulation Values, Surrender Values and Death Benefit Proceeds may be different. The illustrations also assume there are no Policy Loans or Partial Surrenders, no additional Premium Payments are made other than shown, no Accumulation Values are allocated to the Fixed Account, and there are no changes in the Specified Amount or Death Benefit Option, and that the No-Lapse Provision is not selected.

                    The amounts shown for the Accumulation Value, Surrender Value and Death Benefit Proceeds as of each Policy Anniversary reflect the fact that charges are made and expenses applied which lower investment return on the assets held in the Sub-Accounts. Daily charges are made against the assets of the Sub-Accounts for assuming mortality and expense risks. The current mortality and expense risk charges are equivalent to an annual effective rate of 0.80% of the daily net asset value of the Separate Account. The mortality and expense risk charge is guaranteed never to exceed an annual effective rate of 0.90% of the daily net asset value of the Separate Account. In addition, the amounts shown also reflect the deduction of Fund investment advisory fees and other expenses which will vary depending on which funding vehicle is chosen but which are assumed for purposes of these illustrations to be equivalent to an annual effective rate of 0.82% of the daily net asset value of the Separate Account. This rate reflects an arithmetic average of total Fund portfolio annual expenses for the year ending December 31, 1998.

                    Considering charges for mortality and expense risks and the assumed Fund expenses, gross annual rates of 0%, 6% and 12% correspond to net investment experience at annual rates of -1.62%, 4.38% and 10.38% on a current basis, -1.72%, 4.28%
                    and 10.28% on a guaranteed basis.

                    The illustrations also reflect the fact that LLANY makes monthly charges for providing insurance protection. Current values reflect current Cost of Insurance charges and guaranteed values reflect the maximum Cost of Insurance charges guaranteed in the Policy. The values shown are for Policies which are issued as preferred and standard. Policies issued on a substandard basis would result in lower Accumulation Values and Death Benefit Proceeds than those illustrated.

                    The illustrations also reflect the fact that LLANY deducts a premium load of 8.0% from each Premium Payment.

                    The Surrender Values shown in the illustrations reflect the fact that LLANY will deduct a Surrender Charge from the Policy's Accumulation Value for any Policy surrendered in full during the first fifteen Policy Years. Surrender Charges reflect, in part, age and Specified Amount, and are shown in the illustrations.

                    In addition, the illustrations reflect the fact that LLANY deducts a monthly administrative charge at the beginning of each Policy Month. This monthly administrative expense charge is a flat dollar charge of $12.50 per month in the first year. Current values reflect a current flat dollar monthly administrative expense charge of $5 (and guaranteed values, $10) in subsequent Policy Years. The charge also includes $0.09 per $1,000 of Specified Amount during the first twenty Policy Years.

                    Upon request, LLANY will furnish a comparable illustration based on the proposed insureds' ages, gender classification, smoking classification, risk classification and premium payment requested.

                                  MALE AGE 55/FEMALE AGE 55 NONSMOKER
                                  STANDARD -- $13,782 ANNUAL PREMIUM
                                  FACE AMOUNT $1,000,000
                                  DEATH BENEFIT OPTION 1

                                  GUARANTEED BASIS

         PREMIUMS
        ACCUMULATED
END OF      AT             DEATH BENEFIT PROCEEDS           TOTAL ACCUMULATION VALUE            SURRENDER VALUE
POLICY  5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF     ANNUAL INVESTMENT RETURN OF    SURRENDER
 YEAR    PER YEAR     GROSS 0%    GROSS 6%   GROSS 12%   GROSS 0%  GROSS 6%  GROSS 12%   GROSS 0%  GROSS 6%  GROSS 12%    CHARGE
------  -----------  ----------  ----------  ----------  --------  --------  ----------  --------  --------  ----------  ---------

    1      14,471     1,000,000   1,000,000  1,000,000    11,172    11,884      12,597         0         0           0    13,676
    2      29,666     1,000,000   1,000,000  1,000,000    22,020    24,135      26,337     8,754    10,869      13,071    13,266
    3      45,620     1,000,000   1,000,000  1,000,000    32,492    36,709      41,274    19,739    23,956      28,521    12,753
    4      62,372     1,000,000   1,000,000  1,000,000    42,564    49,591      57,504    30,358    37,385      45,298    12,206
    5      79,962     1,000,000   1,000,000  1,000,000    52,211    62,762      75,128    40,484    51,034      63,400    11,728

    6      98,431     1,000,000   1,000,000  1,000,000    61,399    76,196      94,253    50,287    65,084      83,141    11,112
    7     117,824     1,000,000   1,000,000  1,000,000    70,084    89,854     114,987    60,206    79,976     105,110     9,877
    8     138,186     1,000,000   1,000,000  1,000,000    78,202   103,680     137,439    69,560    95,038     128,796     8,643
    9     159,567     1,000,000   1,000,000  1,000,000    85,672   117,596     161,711    78,264   110,188     154,303     7,408
   10     182,016     1,000,000   1,000,000  1,000,000    92,398   131,511     187,916    86,224   125,338     181,742     6,173

   11     205,588     1,000,000   1,000,000  1,000,000    98,278   145,325     216,182    93,339   140,386     211,244     4,939
   12     230,338     1,000,000   1,000,000  1,000,000   103,208   158,936     246,668    99,504   155,232     242,964     3,704
   13     256,326     1,000,000   1,000,000  1,000,000   107,083   172,240     279,565   104,613   169,771     277,095     2,469
   14     283,614     1,000,000   1,000,000  1,000,000   109,798   185,135     315,110   108,563   183,900     313,875     1,235
   15     312,266     1,000,000   1,000,000  1,000,000   111,212   197,484     353,564   111,212   197,484     353,564         0

   20     478,501     1,000,000   1,000,000  1,000,000    88,571   241,528     600,910    88,571   241,528     600,910         0
   25     690,664             0   1,000,000  1,065,112         0   215,810   1,014,392         0   215,810   1,014,392         0
   30     961,443             0           0  1,787,824         0         0   1,702,690         0         0   1,702,690         0

All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Guaranteed cost of insurance rates assumed. Guaranteed mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of guaranteed mortality and expense risk charges and (2) assumed Fund total expenses of 0.82% per year. See "Fund Expenses" at page 22 of this Prospectus.

                                  MALE AGE 55/FEMALE AGE 55 NONSMOKER
                                  STANDARD -- $13,782 ANNUAL PREMIUM
                                  FACE AMOUNT $1,000,000
                                  DEATH BENEFIT OPTION 1

                                  CURRENT BASIS

         PREMIUMS
        ACCUMULATED
END OF      AT             DEATH BENEFIT PROCEEDS           TOTAL ACCUMULATION VALUE            SURRENDER VALUE
POLICY  5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF     ANNUAL INVESTMENT RETURN OF    SURRENDER
 YEAR    PER YEAR     GROSS 0%    GROSS 6%   GROSS 12%   GROSS 0%  GROSS 6%  GROSS 12%   GROSS 0%  GROSS 6%  GROSS 12%    CHARGE
------  -----------  ----------  ----------  ----------  --------  --------  ----------  --------  --------  ----------  ---------

    1      14,471     1,000,000   1,000,000  1,000,000    11,246    11,961      12,676         0         0           0    13,676
    2      29,666     1,000,000   1,000,000  1,000,000    22,377    24,509      26,728     9,110    11,243      13,462    13,266
    3      45,620     1,000,000   1,000,000  1,000,000    33,302    37,576      42,199    20,549    24,822      29,446    12,753
    4      62,372     1,000,000   1,000,000  1,000,000    44,022    51,180      59,232    31,816    38,973      47,026    12,206
    5      79,962     1,000,000   1,000,000  1,000,000    54,536    65,340      77,985    42,809    53,613      66,258    11,728

    6      98,431     1,000,000   1,000,000  1,000,000    64,844    80,079      98,632    53,732    68,967      87,519    11,112
    7     117,824     1,000,000   1,000,000  1,000,000    74,942    95,415     121,362    65,065    85,537     111,485     9,877
    8     138,186     1,000,000   1,000,000  1,000,000    84,831   111,371     146,390    76,189   102,728     137,747     8,643
    9     159,567     1,000,000   1,000,000  1,000,000    94,508   127,969     173,947    87,100   120,561     166,539     7,408
   10     182,016     1,000,000   1,000,000  1,000,000   103,969   145,232     204,293    97,796   139,059     198,119     6,173

   11     205,588     1,000,000   1,000,000  1,000,000   113,213   163,184     237,712   108,274   158,246     232,773     4,939
   12     230,338     1,000,000   1,000,000  1,000,000   122,161   181,779     274,455   118,457   178,075     270,751     3,704
   13     256,326     1,000,000   1,000,000  1,000,000   130,779   201,012     314,844   128,310   198,543     312,375     2,469
   14     283,614     1,000,000   1,000,000  1,000,000   138,998   220,846     359,213   137,763   219,611     357,978     1,235
   15     312,266     1,000,000   1,000,000  1,000,000   146,785   241,280     407,974   146,785   241,280     407,974         0

   20     478,501     1,000,000   1,000,000  1,000,000   175,594   350,409     735,049   175,594   350,409     735,049         0
   25     690,664     1,000,000   1,000,000  1,343,332   180,770   472,005   1,279,364   180,770   472,005   1,279,364         0
   30     961,443     1,000,000   1,000,000  2,269,016   121,765   590,664   2,160,968   121,765   590,664   2,160,968         0

All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of current mortality and expense risk charges and (2) assumed Fund total expenses of 0.82% per year. See "Fund Expenses" at page 22 of this Prospectus.

                                  MALE AGE 65/FEMALE AGE 65 NONSMOKER
                                  STANDARD -- $21,713 ANNUAL PREMIUM
                                  FACE AMOUNT $1,000,000
                                  DEATH BENEFIT OPTION 1
                                  GUARANTEED BASIS

        PREMIUMS
       ACCUMULATED
           AT
END OF     5%          DEATH BENEFIT PROCEEDS           TOTAL ACCUMULATION VALUE            SURRENDER VALUE
POLICY  INTEREST     ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF     ANNUAL INVESTMENT RETURN OF    SURRENDER
 YEAR   PER YEAR   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6% GROSS 12%  GROSS 0%   GROSS 6%  GROSS 12%    CHARGE
------ ---------- ---------- ---------- -----------  ---------  -------- ---------- ---------  -------- -----------  ---------

    1     22,799   1,000,000  1,000,000   1,000,000    18,058    19,195      20,332        0         0            0   25,098
    2     46,737   1,000,000  1,000,000   1,000,000    35,031    38,404      41,915   10,971    14,344       17,855   24,060
    3     71,873   1,000,000  1,000,000   1,000,000    50,771    57,463      64,711   27,781    34,473       41,721   22,991
    4     98,265   1,000,000  1,000,000   1,000,000    65,166    76,238      88,726   43,213    54,285       66,773   21,953
    5    125,977   1,000,000  1,000,000   1,000,000    78,084    94,575     113,961   57,201    73,692       93,077   20,883

    6    155,074   1,000,000  1,000,000   1,000,000    89,357   112,281     140,394   69,511    92,435      120,549   19,845
    7    185,627   1,000,000  1,000,000   1,000,000    98,752   129,097     167,964   81,111   111,457      150,324   17,640
    8    217,707   1,000,000  1,000,000   1,000,000   105,947   144,674     196,550   90,512   129,239      181,115   15,435
    9    251,391   1,000,000  1,000,000   1,000,000   110,521   158,561     225,970   97,290   145,331      212,739   13,230
   10    286,759   1,000,000  1,000,000   1,000,000   111,977   170,228     256,022  100,951   159,203      244,996   11,025

   11    323,896   1,000,000  1,000,000   1,000,000   109,766   179,093     286,522  100,945   170,273      277,702    8,820
   12    362,889   1,000,000  1,000,000   1,000,000   103,287   184,514     317,331   96,672   177,899      310,716    6,615
   13    403,832   1,000,000  1,000,000   1,000,000    91,890   185,792     348,374   87,480   181,382      343,964    4,410
   14    446,822   1,000,000  1,000,000   1,000,000    74,832   182,126     379,645   72,626   179,921      377,440    2,205
   15    491,962   1,000,000  1,000,000   1,000,000    51,143   172,481     411,144   51,143   172,481      411,144        0

   20    753,859           0          0   1,000,000         0         0     570,383        0         0      570,383        0
   25  1,088,113           0          0   1,000,000         0         0     771,432        0         0      771,432        0
   30  1,514,716           0          0   1,289,785         0         0   1,277,015        0         0    1,277,015        0

All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Guaranteed cost of insurance rates assumed. Guaranteed mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of guaranteed mortality and expense risk charges and (2) assumed Fund total expenses of 0.82% per year. See "Fund Expenses" at page 22 of this Prospectus.

                                  MALE AGE 65/FEMALE AGE 65 NONSMOKER
                                  STANDARD -- $21,713 ANNUAL PREMIUM
                                  FACE AMOUNT $1,000,000
                                  DEATH BENEFIT OPTION 1
                                  CURRENT BASIS

        PREMIUMS
       ACCUMULATED
           AT
END OF     5%          DEATH BENEFIT PROCEEDS           TOTAL ACCUMULATION VALUE            SURRENDER VALUE
POLICY  INTEREST     ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF     ANNUAL INVESTMENT RETURN OF    SURRENDER
 YEAR   PER YEAR   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6% GROSS 12%  GROSS 0%   GROSS 6%  GROSS 12%    CHARGE
------ ---------- ---------- ---------- -----------  ---------  -------- ---------- ---------  -------- -----------  ---------

    1     22,799   1,000,000  1,000,000   1,000,000    18,364    19,511      20,660        0         0            0   25,098
    2     46,737   1,000,000  1,000,000   1,000,000    36,370    39,806      43,381   12,311    15,747       19,321   24,060
    3     71,873   1,000,000  1,000,000   1,000,000    53,947    60,840      68,295   30,956    37,849       45,305   22,991
    4     98,265   1,000,000  1,000,000   1,000,000    71,077    82,621      95,608   49,124    60,669       73,656   21,953
    5    125,977   1,000,000  1,000,000   1,000,000    87,754   105,172     125,559   66,870    84,288      104,675   20,883

    6    155,074   1,000,000  1,000,000   1,000,000   103,967   128,510     158,409   84,122   108,665      138,563   19,845
    7    185,627   1,000,000  1,000,000   1,000,000   119,708   152,660     194,453  102,068   135,020      176,813   17,640
    8    217,707   1,000,000  1,000,000   1,000,000   134,966   177,644     234,021  119,530   162,209      218,586   15,435
    9    251,391   1,000,000  1,000,000   1,000,000   149,728   203,489     277,480  136,498   190,259      264,249   13,230
   10    286,759   1,000,000  1,000,000   1,000,000   163,982   230,222     325,242  152,957   219,197      314,216   11,025

   11    323,896   1,000,000  1,000,000   1,000,000   177,714   257,874     377,771  168,894   249,054      368,951    8,820
   12    362,889   1,000,000  1,000,000   1,000,000   190,447   286,055     435,236  183,832   279,440      428,621    6,615
   13    403,832   1,000,000  1,000,000   1,000,000   202,060   314,707     498,176  197,650   310,297      493,766    4,410
   14    446,822   1,000,000  1,000,000   1,000,000   212,192   343,573     567,096  209,987   341,368      564,891    2,205
   15    491,962   1,000,000  1,000,000   1,000,000   220,393   372,347     642,645  220,393   372,347      642,645        0

   20    753,859   1,000,000  1,000,000   1,217,751   215,894   506,279   1,159,763  215,894   506,279    1,159,763        0
   25  1,088,113   1,000,000  1,000,000   2,107,579   115,282   636,208   2,007,219  115,282   636,208    2,007,219        0
   30  1,514,716           0  1,000,000   3,411,907         0   772,921   3,378,126        0   772,921    3,378,126        0

All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of current mortality and expense risk charges and (2) assumed Fund total expenses of 0.82% per year. See "Fund Expenses" at page 22 of this Prospectus.

APPENDIX 2

                    CORRIDOR PERCENTAGES

ATTAINED AGE OF THE YOUNGER
INSURED (NEAREST BIRTHDAY)    CORRIDOR PERCENTAGE
----------------------------  -------------------
            0-40                     250%
             41                      243
             42                      236
             43                      229
             44                      222
             45                      215
             46                      209
             47                      203
             48                      197
             49                      191
             50                      185
             51                      178
             52                      171
             53                      164
             54                      157
             55                      150
             56                      146
             57                      142
             58                      138
             59                      134
             60                      130
             61                      128
             62                      126
             63                      124
             64                      122
             65                      120
             66                      119
             67                      118
             68                      117
             69                      116
             70                      115
             71                      113
             72                      111
             73                      109
             74                      107
           75-90                     105
             91                      104
             92                      103
             93                      102
             94                      101
           95-99                     100

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

BALANCE SHEETS -- STATUTORY BASIS

                                                                              DECEMBER 31
                                                                              1998            1997
                                                                              --------------  ------------
ADMITTED ASSETS
CASH AND INVESTED ASSETS:
Bonds                                                                         $1,435,882,019  $593,431,718
----------------------------------------------------------------------------
Common stocks                                                                        155,039            --
----------------------------------------------------------------------------
Mortgage loans on real estate                                                    184,503,805            --
----------------------------------------------------------------------------
Policy loans                                                                     170,372,567    39,054,927
----------------------------------------------------------------------------
Cash and short-term investments                                                  143,546,873   163,773,594
----------------------------------------------------------------------------
Other invested assets                                                                 60,000            --
----------------------------------------------------------------------------
Receivable for securities                                                          3,477,120        34,804
----------------------------------------------------------------------------  --------------  ------------
Total cash and invested assets                                                 1,937,997,423   796,295,043
----------------------------------------------------------------------------

Premiums and fees in course of collection                                          6,959,116            --
----------------------------------------------------------------------------
Accrued investment income                                                         25,925,055    10,706,003
----------------------------------------------------------------------------
Other admitted assets                                                                438,335       335,728
----------------------------------------------------------------------------
Separate account assets                                                          236,861,781   164,721,012
----------------------------------------------------------------------------  --------------  ------------
Total admitted assets                                                         $2,208,181,710  $972,057,786
----------------------------------------------------------------------------  --------------  ------------
                                                                              --------------  ------------

LIABILITIES AND CAPITAL AND SURPLUS
LIABILITIES:
Future policy benefits and claims                                             $  851,746,596  $  1,214,524
----------------------------------------------------------------------------
Other policyholder funds                                                         962,725,311   587,465,491
----------------------------------------------------------------------------
Other liabilities                                                                 44,824,520     6,784,652
----------------------------------------------------------------------------
Federal income taxes recoverable                                                  (3,206,611)     (342,378)
----------------------------------------------------------------------------
Asset valuation reserve                                                            5,374,594     2,350,411
----------------------------------------------------------------------------
Interest maintenance reserve                                                       5,051,304     2,594,552
----------------------------------------------------------------------------
Net transfers due from separate accounts                                          (6,915,063)   (5,582,705)
----------------------------------------------------------------------------
Separate account liabilities                                                     236,861,781   164,721,012
----------------------------------------------------------------------------  --------------  ------------
Total liabilities                                                              2,096,462,432   759,205,559
----------------------------------------------------------------------------

CAPITAL AND SURPLUS:
Common stock, $100 par value:
  Authorized, issued and outstanding -- 20,000 shares (owned by The Lincoln
  National Life Insurance Company)                                                 2,000,000     2,000,000
----------------------------------------------------------------------------
Paid-in surplus                                                                  384,128,481   227,407,481
----------------------------------------------------------------------------
Unassigned surplus -- deficit                                                   (274,409,203)  (16,555,254)
----------------------------------------------------------------------------  --------------  ------------
Total capital and surplus                                                        111,719,278   212,852,227
----------------------------------------------------------------------------  --------------  ------------
Total liabilities and capital and surplus                                     $2,208,181,710  $972,057,786
----------------------------------------------------------------------------  --------------  ------------
                                                                              --------------  ------------

See accompanying notes.                                                      S-1

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF OPERATIONS -- STATUTORY BASIS

                                                                                              PERIOD FROM
                                                                                           JUNE 6, 1996 TO
                                                             YEAR ENDED DECEMBER 31          DECEMBER 31,
                                                             1998            1997                    1996
                                                             --------------  ------------  ---------------
PREMIUMS AND OTHER REVENUES:
Premiums and deposits                                        $1,291,566,984  $184,112,330   $ 631,355,849
-----------------------------------------------------------
Net investment income                                           105,083,579    43,953,796      10,769,172
-----------------------------------------------------------
Surrender and administrative charges                              2,834,073     1,334,705         310,991
-----------------------------------------------------------
Mortality and expense charges on deposit funds                    1,980,728     1,548,722              --
-----------------------------------------------------------
Amortization of the interest maintenance reserve                    579,137       370,129         205,255
-----------------------------------------------------------
Other revenues                                                      536,698       183,048          18,347
-----------------------------------------------------------  --------------  ------------  ---------------
Total revenues                                                1,402,581,199   231,502,730     642,659,614
-----------------------------------------------------------

BENEFITS AND EXPENSES:
Benefits and settlement expenses                              1,320,787,190    72,475,389     640,912,693
-----------------------------------------------------------
Commissions                                                     274,529,390     2,459,308      18,931,151
-----------------------------------------------------------
Underwriting, insurance and other expenses                       28,064,172     8,012,925       1,801,204
-----------------------------------------------------------
Net transfers to separate accounts                               33,875,951   141,027,195              --
-----------------------------------------------------------  --------------  ------------  ---------------
Total benefits and expenses                                   1,657,256,703   223,974,817     661,645,048
-----------------------------------------------------------  --------------  ------------  ---------------
Gain (loss) from operations before dividends to
policyholders, federal income taxes (benefit) and net
realized loss on investments                                   (254,675,504)    7,527,913     (18,985,434)
-----------------------------------------------------------
Dividends to policyholders                                        3,375,629            --              --
-----------------------------------------------------------  --------------  ------------  ---------------
Gain (loss) from operations before federal income taxes
(benefit) and net realized loss on investments                 (258,051,133)    7,527,913     (18,985,434)
-----------------------------------------------------------
Federal income taxes (benefit)                                   (4,561,826)    1,942,625        (391,144)
-----------------------------------------------------------  --------------  ------------  ---------------
Gain (loss) from operations before net realized loss on
investments                                                    (253,489,307)    5,585,288     (18,594,290)
-----------------------------------------------------------
Net realized loss on investments                                   (721,449)      (73,398)           (855)
-----------------------------------------------------------  --------------  ------------  ---------------
Net income (loss)                                            $ (254,210,756) $  5,511,890   $ (18,595,145)
-----------------------------------------------------------  --------------  ------------  ---------------
                                                             --------------  ------------  ---------------

See accompanying notes.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS -- STATUTORY BASIS

                                                                              UNASSIGNED     TOTAL
                                                   COMMON      PAID-IN        SURPLUS --     CAPITAL AND
                                                   STOCK       SURPLUS        DEFICIT        SURPLUS
                                                   ----------  -------------  -------------  -------------
Balances at June 6, 1996                           $       --  $          --  $          --  $          --
Add (deduct):
  Capital paid-in                                   2,000,000             --             --      2,000,000
-------------------------------------------------
  Surplus paid-in                                          --     69,000,000             --     69,000,000
-------------------------------------------------
  Net loss                                                 --             --    (18,595,145)   (18,595,145)
-------------------------------------------------
  Increase in nonadmitted assets                           --             --     (1,100,310)    (1,100,310)
-------------------------------------------------
  Increase in asset valuation reserve                      --             --     (1,128,548)    (1,128,548)
-------------------------------------------------  ----------  -------------  -------------  -------------
Balances at December 31, 1996                       2,000,000     69,000,000    (20,824,003)    50,175,997
Add (deduct):
  Surplus paid-in                                          --    158,407,481             --    158,407,481
-------------------------------------------------
  Net income                                               --             --      5,511,890      5,511,890
-------------------------------------------------
  Increase in nonadmitted assets                           --             --        (21,278)       (21,278)
-------------------------------------------------
  Increase in asset valuation reserve                      --             --     (1,221,863)    (1,221,863)
-------------------------------------------------  ----------  -------------  -------------  -------------
Balances at December 31, 1997                       2,000,000    227,407,481    (16,555,254)   212,852,227
Add (deduct):
  Surplus paid-in                                          --    156,721,000             --    156,721,000
-------------------------------------------------
  Net loss                                                 --             --   (254,210,756)  (254,210,756)
-------------------------------------------------
  Increase in unrealized capital losses                    --             --       (178,648)      (178,648)
-------------------------------------------------
  Decrease in nonadmitted assets                           --             --        241,698        241,698
-------------------------------------------------
  Increase in asset valuation reserve                      --             --     (3,024,183)    (3,024,183)
-------------------------------------------------
  Increase in liability for reinsurance in
    unauthorized companies                                 --             --       (682,060)      (682,060)
-------------------------------------------------  ----------  -------------  -------------  -------------
Balances at December 31, 1998                      $2,000,000  $ 384,128,481  $(274,409,203) $ 111,719,278
-------------------------------------------------  ----------  -------------  -------------  -------------
                                                   ----------  -------------  -------------  -------------

See accompanying notes.                                                      S-3

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS -- STATUTORY BASIS

                                                                                                PERIOD FROM
                                                                                                JUNE 6, 1996 TO
                                                              YEAR ENDED DECEMBER 31            DECEMBER 31,
                                                              1998              1997            1996
                                                              ---------------   -------------   -----------------
OPERATING ACTIVITIES
Premiums, policy proceeds, and other considerations received  $ 1,284,669,810   $ 184,112,330     $ 631,355,849
------------------------------------------------------------
Investment income received                                         96,331,551      43,781,378         1,837,439
------------------------------------------------------------
Benefits paid                                                     (83,399,329)    (85,008,691)      (23,169,165)
------------------------------------------------------------
Insurance expenses paid                                          (351,272,500)   (154,355,904)      (20,919,059)
------------------------------------------------------------
Federal income taxes received (paid)                                1,703,193      (1,893,859)               --
------------------------------------------------------------
Dividends to policyholders                                          2,651,237              --                --
------------------------------------------------------------
Other income received and expenses paid, net                       39,064,672       1,613,631           329,338
------------------------------------------------------------  ---------------   -------------   -----------------
Net cash provided by (used in) operating activities               989,748,634     (11,751,115)      589,434,402
------------------------------------------------------------

INVESTING ACTIVITIES
Sale, maturity or repayment of investments                        249,409,117     272,961,178       366,021,652
------------------------------------------------------------
Purchase of investments                                        (1,280,892,696)   (265,700,363)     (965,220,343)
------------------------------------------------------------
Net decrease (increase) in policy loans                          (131,317,640)      1,554,149       (40,609,076)
------------------------------------------------------------  ---------------   -------------   -----------------
Net cash provided by (used in) investing activities            (1,162,801,219)      8,814,964      (639,807,767)
------------------------------------------------------------

FINANCING AND MISCELLANEOUS ACTIVITIES
Capital and surplus paid-in                                       156,721,000     158,407,481        71,000,000
------------------------------------------------------------
Other                                                              (3,895,136)    (11,032,743)       (1,291,628)
------------------------------------------------------------  ---------------   -------------   -----------------
Net cash provided by financing activities                         152,825,864     147,374,738        69,708,372
------------------------------------------------------------  ---------------   -------------   -----------------
Increase (decrease) in cash and short-term investments            (20,226,721)    144,438,587        19,335,007
------------------------------------------------------------
Total cash and short-term investments at beginning of year        163,773,594      19,335,007                --
------------------------------------------------------------  ---------------   -------------   -----------------
Total cash and short-term investments at end of year          $   143,546,873   $ 163,773,594     $  19,335,007
------------------------------------------------------------  ---------------   -------------   -----------------
                                                              ---------------   -------------   -----------------

See accompanying notes.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS

1.  ORGANIZATION AND OPERATIONS AND
    SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

    ORGANIZATION AND OPERATIONS
    Lincoln Life & Annuity Company of New York (the "Company") is a wholly owned subsidiary of The Lincoln National Life Insurance Company ("Lincoln Life"), which is a wholly owned subsidiary of Lincoln National Corporation ("LNC"). The Company was organized under the laws of the state of New York on June 6, 1996 as a life insurance company. The Company received approval from the New York Insurance Department (the "Department") to operate as a licensed insurance company in the state of New York on September 27, 1996.

    The Company's principal business consists of underwriting annuities, deposit-type contracts and life and health insurance sold through multiple distribution channels. The Company is licensed to do business in New York State.

    USE OF ESTIMATES
    The nature of the insurance and investment management businesses requires management to make estimates and assumptions that affect amounts reported in the statutory basis financial statements and accompanying notes. Actual results could differ from these estimates.

    BASIS OF PRESENTATION
    The accompanying statutory basis financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Department. "Prescribed" statutory accounting practices include state laws, regulations and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners ("NAIC"). "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state and may change in the future. In 1998, the NAIC adopted codified statutory accounting principles ("Codification"). Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the Department must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory basis results. At this time, it is unclear whether the Department will adopt Codification. Management has not yet determined the impact of Codification to the Company's statutory basis financial statements.

    Existing statutory accounting practices differ from generally accepted accounting principles ("GAAP"). The more significant variances from GAAP are as follows:

    INVESTMENTS
    Bonds are reported at cost or amortized cost or fair value based on their NAIC rating. For GAAP, the Company's bonds are classified as available-for-sale and, accordingly, are reported at fair value with changes in the fair values reported directly in shareholder's equity after adjustments for related amortization of deferred acquisition costs, additional policyholder commitment and deferred income taxes.

    Changes between cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account.

    Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of bonds and mortgage loans attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold. The net deferral is reported as the interest maintenance reserve ("IMR") in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to IMR. The asset valuation reserve ("AVR") is determined by an NAIC prescribed formula and is reported as a liability rather than a reduction to unassigned surplus. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

1.  ORGANIZATION AND OPERATIONS AND
    SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    basis in the period that the asset giving rise to the gain or loss is sold and valuation allowances are provided when there has been a decline in value deemed other than temporary, in which case, the provision for such declines are charged to income.

    POLICY ACQUISITION COSTS
    The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance, annuity and other investment-type products, deferred policy acquisition costs, to the extent recoverable from future gross profits, are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

    NONADMITTED ASSETS
    Certain assets designated as "nonadmitted," principally start-up and organizational costs and furniture and equipment, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

    PREMIUMS AND DEPOSITS
    Premiums and deposits with respect to universal life policies and annuity and other investment-type contracts are reported as premium revenues; whereas under GAAP, such premiums and deposits are treated as liabilities and policy charges represent revenues.

    BENEFIT RESERVES
    Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

    BENEFITS AND SETTLEMENT EXPENSES
    Death benefits paid, policy and contract withdrawals, and the change in policy reserves on universal life policies, annuity and other investment-type contracts are reported as benefits and settlement expenses in the accompanying statements of operations; whereas, under GAAP, withdrawals are treated as a reduction of the policy or contract liabilities and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

    REINSURANCE
    Commissions on business ceded are reported as income when received rather than deferred and amortized with deferred policy acquisition costs. Business assumed under 100% indemnity and assumption reinsurance agreements is accounted for as a purchase for GAAP reporting purposes and the ceding commission represents the purchase price. Under purchase accounting, assets acquired and liabilities assumed are reported at fair value at the date of the transaction and the excess of the purchase price over the sum of the amounts assigned to assets acquired less liabilities assumed is recorded as goodwill. On a statutory basis of accounting, the ceding commission is expensed when paid.

    Premiums, benefits and settlement expenses and policy benefits and contract liabilities are reported in the accompanying financial statements net of reinsurance amounts. Under GAAP, such amounts are reported on a gross basis.

    A liability for reinsurance balances has been provided for unsecured policy and contract liabilities and unearned premiums ceded to reinsurers not authorized by the Department to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible is established through a charge to income.

    INCOME TAXES
    Deferred income taxes are not provided for differences between financial statement amounts and tax bases of assets and liabilities.

    POLICYHOLDER DIVIDENDS
    Policyholder dividends are recognized when declared rather than over the term of the related policies.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

1.  ORGANIZATION AND OPERATIONS AND
    SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    POSTRETIREMENT BENEFITS
    For purposes of calculating the Company's postretirement benefit obligation, only vested employees and current retirees are included in the actuarial benefit valuation. Under GAAP, active employees not currently eligible would also be included.

    CASH FLOWS
    Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less from the date of acquisition. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less from the date of acquisition.

    A reconciliation of the Company's capital and surplus and net income (loss) determined on a statutory accounting basis with amounts determined in accordance with GAAP is as follows:

                                               CAPITAL AND SURPLUS   NET INCOME (LOSS)
                                               ----------------------------------------------------------------------

                                                                                                 PERIOD FROM
                                                                                                 JUNE 6, 1996 TO
                                               DECEMBER 31           YEAR ENDED DECEMBER 31      DECEMBER 31,
                                               1998       1997       1998        1997            1996
                                               ----------------------------------------------------------------------
                                               (IN THOUSANDS)
                                               ----------------------------------------------------------------------
Amounts as reported on a statutory basis       $111,719   $212,852   $(254,211)        $ 5,512         $(18,595)
---------------------------------------------
GAAP adjustments:
  Net unrealized gain on investments             27,851     14,327          --              --               --
---------------------------------------------
  Interest maintenance reserve                    5,051      2,595        (579)           (370)           3,204
---------------------------------------------
  Net realized gain (loss) on investments          (990)        --       3,050            (240)              --
---------------------------------------------
  Asset valuation reserve                         5,375      2,350          --              --               --
---------------------------------------------
  Policy and contract reserves                  (85,875)   (19,204)    271,293          (3,667)         (15,537)
---------------------------------------------
  Present value of future profits, deferred
    policy acquisition costs and goodwill       336,568     37,605       6,091             524           37,081
---------------------------------------------
  Policyholders' share of earnings and
    surplus on participating business            (9,904)        --        (100)             --               --
---------------------------------------------
  Deferred income taxes                          35,280     (5,558)    (12,696)            671           (1,215)
---------------------------------------------
  Nonadmitted assets                                880      1,122          --              --               --
---------------------------------------------
  Other, net                                     (1,705)        --         (82)             --               --
---------------------------------------------  --------   --------   ---------          ------         --------
Net increase (decrease)                         312,531     33,237     266,977          (3,082)          23,533
---------------------------------------------  --------   --------   ---------          ------         --------
Amounts on a GAAP basis                        $424,250   $246,089   $  12,766         $ 2,430         $  4,938
---------------------------------------------  --------   --------   ---------          ------         --------
                                               --------   --------   ---------          ------         --------

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

1.  ORGANIZATION AND OPERATIONS AND
    SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    Other significant accounting practices are as follows:

    INVESTMENTS
    Bonds not backed by loans are principally stated at amortized cost and the discount or premium is amortized using the interest method.

    Mortgage-backed bonds are valued at amortized cost and income is recognized using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities.

    Short-term investments include investments with maturities of less than one year at the date of acquisition.

    Policy loans are reported at unpaid balances.

    Mortgage loans on real estate are reported at unpaid balances, less allowances for impairments.

    Realized investment gains and losses on investments sold are determined using the specific identification method. Changes in admitted asset carrying amounts of bonds and mortgage loans are credited or charged directly in unassigned surplus.

    CLAIMS AND CLAIM ADJUSTMENT EXPENSES
    Unpaid claims and claim adjustment expenses on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred during the year. The Company does not discount claims and claim adjustment expense reserves. The reserves for unpaid claims and claim adjustment expenses are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that reserves for claims and claim adjustment expenses are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

    PREMIUMS
    Premiums for group tax-qualified annuity business are recognized as revenue when deposited. Life insurance and individual annuity premiums are recognized as revenue when due. Accident and health premiums are earned pro rata over the contract term of the policies.

    BENEFIT RESERVES
    Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and returns any premium beyond the date of death, except for policies issued prior to March 1977. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves. If net premiums exceed the gross premiums on any insurance in-force, additional reserves are established. Benefit reserves for policies underwritten on a substandard basis are determined using the multiple table reserve method.

    The tabular interest, tabular less actual reserves released and the tabular cost have been determined by formula or from the basic data for such items. Tabular interest funds not involving life contingencies were determined using the actual interest credited to the funds plus the change in accrued interest.

    Liabilities related to policyholders' funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

1.  ORGANIZATION AND OPERATIONS AND
    SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    REINSURANCE CEDED AND ASSUMED
    Reinsurance premiums, benefits and settlement expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

    PENSION BENEFITS
    Costs associated with the Company's defined benefit pension plans are systematically accrued during the expected period of active service of the covered employees.

    ASSETS HELD IN SEPARATE ACCOUNTS AND LIABILITIES RELATED TO SEPARATE
    ACCOUNTS
    Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered for the exclusive benefit of variable annuity contractholders and for which the contractholders, and not the Company, bears the investment risk. Separate account contractholders have no claim against the assets of the general account of the Company. Separate account assets are reported at fair value and consist of unit investments in mutual funds. The detailed operations of the separate accounts are not included in the accompanying financial statements. The fees received by the Company for administrative and contractholder maintenance services performed for these separate accounts are included in the Company's statements of operations.

    RECLASSIFICATIONS
    Certain amounts in the 1997 financial statements have been reclassified to conform with the 1998 presentation. These reclassifications had no effect on unassigned surplus-deficit or net income (loss) previously reported.

2.  INVESTMENTS
    The major categories of net investment income are as follows:

                                                                           PERIOD FROM
                                                                           JUNE 6, 1996 TO
                                          YEAR ENDED DECEMBER 31           DECEMBER 31,
                                          1998             1997            1996
                                          ----------------------------------------------------------
Income:
  Bonds                                     $ 78,205,686     $42,237,959           $ 9,427,203
----------------------------------------
  Mortgage loans on real estate               14,304,385              --                    --
----------------------------------------
  Policy loans                                 7,981,377       1,990,613               439,305
----------------------------------------
  Cash and short-term investments              5,893,453         315,328             1,024,525
----------------------------------------  --------------   -------------          ------------
Total investment income                      106,384,901      44,543,900            10,891,033
----------------------------------------
Investment expenses                            1,301,322         590,104               121,861
----------------------------------------  --------------   -------------          ------------
Net investment income                       $105,083,579     $43,953,796           $10,769,172
----------------------------------------  --------------   -------------          ------------
                                          --------------   -------------          ------------

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

2.  INVESTMENTS (CONTINUED)
    The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in bonds are summarized as follows:

                                              COST OR         GROSS        GROSS
                                              AMORTIZED       UNREALIZED   UNREALIZED   FAIR
                                              COST            GAINS        LOSSES       VALUE
                                              --------------------------------------------------------
At December 31, 1998:
  Corporate                                   $1,148,083,966  $27,649,036  $(7,489,560) $1,168,243,442
           ---------------------------------
  U.S. government                                 39,617,653      564,146     (119,394)     40,062,405
           ---------------------------------
  Foreign government                              19,532,744      994,331     (720,250)     19,806,825
           ---------------------------------
  Mortgage-backed                                225,005,162    6,239,684     (421,281)    230,823,565
           ---------------------------------
  State and municipal                              3,642,494      164,552           --       3,807,046
           ---------------------------------  --------------  -----------  -----------  --------------
                                              $1,435,882,019  $35,611,749  $(8,750,485) $1,462,743,283
                                              --------------  -----------  -----------  --------------
                                              --------------  -----------  -----------  --------------

At December 31, 1997:
  Corporate                                   $  445,296,161  $12,163,765  $(1,677,849) $  455,782,077
           ---------------------------------
  U.S. government                                 12,326,095      191,925           --      12,518,020
           ---------------------------------
  Foreign government                              17,131,754      636,803     (426,360)     17,342,197
           ---------------------------------
  Mortgage-backed                                115,611,907    3,369,970       (3,564)    118,978,313
           ---------------------------------
  State and municipal                              3,065,801       72,469           --       3,138,270
           ---------------------------------  --------------  -----------  -----------  --------------
                                              $  593,431,718  $16,434,932  $(2,107,773) $  607,758,877
                                              --------------  -----------  -----------  --------------
                                              --------------  -----------  -----------  --------------

    The carrying amount of investments in bonds in the balance sheet at December 31, 1998 reflects adjustments of $178,648 to decrease amortized cost as a result of the Securities Valuation Office ("SVO") of the NAIC designating certain investments as low or lower quality.

    A summary of the cost or amortized cost and fair value of investments in bonds at December 31, 1998, by contractual maturity, is as follows:

                                                                     COST OR
                                                                     AMORTIZED       FAIR
                                                                     COST            VALUE
                                                                     ------------------------------
Maturity:
  In 1999                                                            $   29,182,134  $   29,230,713
   ----------------------------------------------------------------
  In 2000-2003                                                          358,100,253     362,502,042
   ----------------------------------------------------------------
  In 2004-2008                                                          525,815,980     536,016,775
   ----------------------------------------------------------------
  After 2008                                                            297,778,590     304,170,188
   ----------------------------------------------------------------
  Mortgage-backed securities                                            225,005,062     230,823,565
   ----------------------------------------------------------------  --------------  --------------
Total                                                                $1,435,882,019  $1,462,743,283
-------------------------------------------------------------------  --------------  --------------
                                                                     --------------  --------------

    The expected maturities may differ from the contractual maturities in the foregoing table because certain borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

2.  INVESTMENTS (CONTINUED)
    Proceeds from sales of investments in bonds were $203,748,028, $274,742,319 and $365,646,000 in 1998, 1997 and 1996, respectively. Gross gains of $3,612,434, $1,533,793 and $4,871,624, and gross losses of $1,529,149,
    $1,922,165 and $2,433 during 1998, 1997 and 1996, respectively, were realized on those sales. Net gains (losses) of $17,705, $(26) and $376,041 were realized on sales of short-term investments in 1998, 1997 and 1996, respectively.

    At December 31, 1998 and 1997, investments in bonds with an admitted asset value of $500,129 and $500,177, respectively, were on deposit with the Department to satisfy regulatory requirements.

    During 1998, the minimum and maximum lending rates for mortgage loans were 6.62% and 10.29%, respectively. At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 75%. At December 31, 1998, the Company did not hold any mortgages with interest overdue beyond one year. All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building.

    Realized capital gains and losses are reported net of federal income taxes of $1,223,897, $55,541 and $1,836,682 in 1998, 1997 and 1996, respectively, and amounts transferred to the interest maintenance reserve of $3,035,887, $239,459 and $3,409,395 in 1998, 1997 and 1996, respectively.

    At December 31, 1998, the Company did not have a material concentration of financial instruments in a single investee, industry or geographic location.

3.  FEDERAL INCOME TAXES
    The Company's federal income tax return is not consolidated with any other entities. The effective federal income tax rate for financial reporting purposes differs from the prevailing statutory tax rate principally due to tax-exempt investment income, other pass through tax attributes from investments, differences in ceding commissions, policy acquisition costs, and policy and contract liabilities in the tax return versus the financial statements.

    In 1998, a federal income tax net operating loss of $76,192,977 was incurred. The Company plans to utilize $9,161,743 of the net operating loss to recover taxes paid in prior years. The remaining portion of the net operating loss of $67,031,234 will be available for use to offset taxable income in future years. The net operating loss carryforward of $67,031,234 will expire in 2018.

    The Company paid $3,675,000 in 1997 for federal income taxes. No federal income tax payments were made in 1998 or 1996.

4.  REINSURANCE
    The Company cedes insurance to other companies, including affiliated companies. The portion of risks exceeding the Company's retention limit is reinsured with Lincoln Life. The Company limits its maximum risk that it retains on an individual to $500,000. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations. The Company did not cede or assume any business prior to January 1, 1998. On January 2, 1998, the Company and Lincoln Life entered into an indemnity reinsurance transaction whereby the Company and Lincoln Life reinsured 100% of a block of individual life insurance and annuity business of CIGNA Corporation. The Company paid $149,621,452 to CIGNA on January 2, 1998 under the terms of the reinsurance agreement and recognized a ceding commission expense of $149,714,239 in 1998, which is included in the statements of operations line item "Commissions." At the time of closing, this block of business had statutory liabilities of $779,551,235 which became the Company's obligation. The Company also received assets, measured on a historical statutory basis, equal to the liabilities. Pursuant to the terms of the reinsurance agreement, the Company, Lincoln Life and CIGNA are in the final stages of agreeing to the statutory basis values of these assets and liabilities. Any changes to these values which may occur in future periods will not be material to the Company's financial position. Subsequent to the CIGNA transaction, the Company and Lincoln Life announced that they had reached an agreement to sell the administration rights to a variable annuity portfolio that had been acquired as part of the block of business assumed

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

4.  REINSURANCE (CONTINUED)
    on January 2, 1998. This sale closed on October 12, 1998 with an effective date of September 1, 1998.

    On October 1, 1998, the Company entered into an indemnity reinsurance transaction whereby the Company and Lincoln Life reinsured 100% of a block of individual life insurance business from Aetna, Inc. The Company paid $143,721,000 to Aetna on October 1, 1998 under the terms of the reinsurance agreement and recognized a ceding commission expense of $135,374,141 in 1998, which is included in the statements of operations line item "Commissions." At the time of closing, this block of business had statutory liabilities of $463,007,132 which became the Company's obligation. The Company also received assets, measured on a historical statutory basis, equal to the liabilities. Subsequent to the Aetna transaction, the Company and Lincoln Life announced that they had reached an agreement to retrocede the sponsored life business assumed for $87,600,000, of which $11,900,000 was received by the Company. The retrocession agreement was executed on October 14, 1998 with an effective date of October 1, 1998.

    In October 1996, the Company and Lincoln Life purchased a block of group tax-qualified annuity business from UNUM Corporation's affiliates. The transaction was completed in the form of an assumptive reinsurance transaction, which resulted in the Company paying a ceding commission of $15,675,206. Policy liabilities and related accruals of the Company increased by $714,282,427 as a result of this transaction.

    The balance sheet captions, "Future policy benefits and claims" and "Other policyholder funds," have been reduced for insurance ceded by $54,411,763 and $2,722,404, respectively, at December 31, 1998.

    The caption "Premiums and deposits" in the statements of operations includes $1,276,884,778 of insurance assumed and $52,443,264 of insurance ceded in 1998.

    The caption "Benefits and settlement expenses" in the statements of operations is net of reinsurance recoveries of $47,526,681 for 1998.

    The regulatory required liability for unsecured reserves ceded to unauthorized reinsurers was $682,060 at December 31, 1998. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 1998, the Company's reinsurance recoverables are not material and no individual reinsurer owed the Company an amount that was equal to or greater than 3% of the Company's surplus.

5.  LIFE AND ANNUITY RESERVES AND DEPOSIT FUND LIABILITIES
    At December 31, 1998, the Company had $1,092,753,902 of insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the State of New York. Reserves to cover the above insurance totaled $6,937,379 at December 31, 1998.

    At December 31, 1998, the Company's annuity reserves and deposit fund liabilities, including separate accounts, that are subject to discretionary withdrawal with adjustment, subject to discretionary withdrawal without adjustment and not subject to discretionary withdrawal provisions are summarized as follows:

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

5.  LIFE AND ANNUITY RESERVES AND DEPOSIT FUND LIABILITIES (CONTINUED)

                                                                               AMOUNT          PERCENT
                                                                               --------------  ---------
Subject to discretionary withdrawal with adjustment:
  With market value of investment                                              $  343,050,030       28.5%
-----------------------------------------------------------------------------
  At book value, less surrender charge                                            153,828,072       12.8
-----------------------------------------------------------------------------
  At market value                                                                 229,940,273       19.1
-----------------------------------------------------------------------------  --------------  ---------
                                                                                  726,818,375       60.4
Subject to discretionary withdrawal without adjustment:
  At book value with minimal or no charge or adjustment                           461,855,066       38.4
-----------------------------------------------------------------------------
Not subject to discretionary withdrawal                                            13,848,286        1.2
-----------------------------------------------------------------------------  --------------  ---------
Total annuity reserves and deposit fund liabilities, before reinsurance         1,202,521,727      100.0%
                                                                                               ---------
                                                                                               ---------
Less reinsurance                                                                    2,991,673
-----------------------------------------------------------------------------  --------------
Net annuity reserves and deposit fund liabilities, including separate
accounts                                                                       $1,199,530,054
-----------------------------------------------------------------------------  --------------
                                                                               --------------

    A reconciliation of the total net annuity reserves and deposit fund liabilities to the amounts reported in the Company's 1998 Annual Statement and the Company's Separate Accounts Annual Statement is as follows:

                                                                                        DECEMBER 31,
                                                                                        1998
                                                                                        --------------
Per 1998 Annual Statement:
  Exhibit 8, Section B -- Total (net)                                                   $    9,955,624
--------------------------------------------------------------------------------------
  Exhibit 8, Section C -- Total (net)                                                        1,241,407
--------------------------------------------------------------------------------------
  Exhibit 10, Column 1, Line 19                                                            958,392,750
--------------------------------------------------------------------------------------  --------------
                                                                                           969,589,781
--------------------------------------------------------------------------------------
Per Separate Accounts Annual Statement:
--------------------------------------------------------------------------------------
  Exhibit 6, Column 2, Line 0299999                                                                 --
--------------------------------------------------------------------------------------
  Page 3, Line 3                                                                           229,940,273
--------------------------------------------------------------------------------------  --------------
                                                                                           229,940,273
                                                                                        --------------
Total net annuity reserves and deposit fund liabilities                                 $1,199,530,054
--------------------------------------------------------------------------------------  --------------
                                                                                        --------------

    Details underlying the balance sheet caption "Other policyholder funds" are as follows:

                                                                           DECEMBER 31
                                                                           1998           1997
                                                                           -------------  ------------
Premium deposit funds                                                      $ 931,230,214  $587,465,491
-------------------------------------------------------------------------
Undistributed earnings on participating business                              30,772,519            --
-------------------------------------------------------------------------
Other                                                                            722,578            --
-------------------------------------------------------------------------  -------------  ------------
                                                                           $ 962,725,311  $587,465,491
                                                                           -------------  ------------
                                                                           -------------  ------------

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

6.  CAPITAL AND SURPLUS

    The Company was initially capitalized on August 12, 1996 with a capital contribution from Lincoln Life in the amount of $2,000,000. Additional paid-in surplus from Lincoln Life of $69,000,000, $158,407,481 and $156,721,000
    was received in September 1996, December 1997 and October 1998, respectively.

    Life insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors related to it. At December 31, 1998, the Company exceeds the RBC requirements.

    The payment of dividends by the Company requires 30 day advance notice to the Department.

7.  EMPLOYEE BENEFIT PLANS

    LNC maintains defined benefit pension plans for its employees (including Company employees) and a defined contribution plan for the Company's agents. LNC also maintains 401(k) plans, deferred compensation plans and postretirement medical and life insurance plans for its employees and agents (including the Company's employees and agents). The aggregate expenses and accumulated obligations for the Company's portion of these plans are not material to the Company's statutory basis statements of operations or balance sheets for any of the periods shown.

    LNC has various incentive plans for key employees, agents and directors of LNC and its subsidiaries that provide for the issuance of stock options, stock appreciation rights, restricted stock awards and stock incentive awards. These plans are comprised primarily of stock option incentive plans. Stock options granted under the stock option incentive plans are at the market value at the date of grants and, subject to termination of employment, expire ten years from the date of grant. Such options are transferable only upon death and are exercisable one year from the date of grant for options issued prior to 1992. Options issued subsequent to 1991 are exercisable in equal increments on the option issuance anniversary in three to four years following issuance.

    As of December 31, 1998, 16,600 shares of LNC common stock were subject to options granted to Company employees under the stock option incentive plans of which 2,399 were exercisable on that date. The exercise prices of the outstanding options range from $58.94 to $89.85. During 1998, 137 options were exercised. There were no options exercised during 1997.

8.  RESTRICTIONS, COMMITMENTS AND CONTINGENCIES

    LEASES
    The Company leases office space and equipment under lease agreements that expire at various intervals over the next five years and are subject to renewal options at market rates prevailing at the time of renewal. Rental expense for all operating leases was $281,947, $155,664 and $32,252 for 1998, 1997 and 1996, respectively. Future minimum rental commitments are as follows:

1999                                  $ 225,596
------------------------------------
2000                                    162,908
------------------------------------
2001                                    161,564
------------------------------------
2002                                    161,564
------------------------------------
2003                                    148,100
------------------------------------  ---------
                                      $ 859,732
                                      ---------
                                      ---------

    VULNERABILITY FROM CONCENTRATIONS
    At December 31, 1998, the Company did not have a concentration of: 1) business transactions with a particular customer, lender or distributor; 2) revenues from a particular product or service; 3) sources of supply of labor or services used in the business; or 4) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to the Company's financial condition.

    CONTINGENCY MATTERS
    The Company is occasionally involved in various pending or threatened legal proceedings arising from the conduct of business. These proceedings are routine in the ordinary course of business. In

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

8. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) some instances, these proceedings include claims for compensatory and punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under these proceedings will not have a material adverse affect on the financial position of the Company.

    The number of insurance companies that are under regulatory supervision has resulted, and is expected to continue to result, in assessments by state guaranty funds to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The Company has accrued for expected assessments net of estimated future premium tax deductions.

9.  FAIR VALUE OF FINANCIAL INSTRUMENTS
    The following discussion outlines the methodologies and assumptions used to determine the estimated fair values of the Company's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of the Company's financial instruments.

    BONDS AND COMMON STOCK
    Fair values of bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values of common stocks are based on quoted market prices.

    MORTGAGE LOANS ON REAL ESTATE
    The estimated fair values of mortgage loans on real estate are established using a discounted cash flow method based on credit rating, maturity and future income. The rating for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price; or 3) the fair value of the collateral if the loan is collateral dependent.

    POLICY LOANS
    The estimated fair value of investments in policy loans was calculated on a composite discounted cash flow basis using U.S. Treasury interest rates consistent with the maturity durations assumed. These durations were based on historical experience.

    CASH AND SHORT-TERM INVESTMENTS
    The carrying value of cash and short-term investments approximates their fair value.

    INVESTMENT-TYPE INSURANCE CONTRACTS
    The balance sheet captions, "Future policy benefits and claims" and "Other policyholder funds," include investment type insurance contracts (i.e., deposit contracts). The fair values for the deposit contracts are based on their approximate surrender values.

    The remainder of the balance sheet captions "Future policy benefits and claims" and "Other policyholder funds," that do not fit the definition of "investment-type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and have not been determined by the Company. It is the Company's position that the disclosure of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about the Company's capital and surplus determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. The Company and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

9.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
    SEPARATE ACCOUNTS
    Assets held in separate accounts are reported in the accompanying statutory basis balance sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

    The carrying values and estimated fair values of the Company's financial instruments are as follows:

                                          ASSETS (LIABILITIES)
                                          -------------------------------------------------
                                          CARRYING                   CARRYING
                                          VALUE          FAIR VALUE  VALUE       FAIR VALUE
                                          -------------------------------------------------
                                          DECEMBER 31
                                          1998                       1997
                                          -------------------------------------------------
                                          (IN THOUSANDS)
                                          -------------------------------------------------
Bonds                                     $   1,435,882  $1,462,743  $  593,432  $  607,259
----------------------------------------
  Unaffiliated common stock                         155         155          --          --
----------------------------------------
  Mortgage loans on real estate                 184,504     185,694          --          --
----------------------------------------
  Policy loans                                  170,373     183,408      39,055      39,055
----------------------------------------
  Cash and short-term investments               143,547     143,547     163,774     163,774
----------------------------------------
  Other invested assets                              60          60          --          --
----------------------------------------
  Investment-type insurance contracts          (962,725)   (938,191)   (587,465)   (587,465)
----------------------------------------
  Separate account assets                       236,862     236,862     164,721     164,721
----------------------------------------
  Separate account liabilities                 (236,862)   (236,862)   (164,721)   (164,721)
----------------------------------------

10. TRANSACTIONS WITH AFFILIATES

    The Company has entered into agreements with Lincoln Life to receive processing and other corporate services. Fees paid to Lincoln Life for such services were $18,504,450, $3,454,014 and $931,000 in 1998, 1997 and 1996,
    respectively. The Company has also entered into an agreement with Lincoln Life to provide certain processing services. Fees received from Lincoln Life for such services were $273,952, $578,003 and $229,000 in 1998, 1997 and
    1996, respectively.

    The Company has an investment management agreement with an affiliate, Lincoln Investment Management, Inc., for investment advisory and asset management services. Fees paid for such investment services were $1,501,592, $558,011 and $122,000 in 1998, 1997 and 1996, respectively.

    The Company cedes business to two affiliated companies, Lincoln Life and Lincoln National Reassurance Company. The caption "Premiums and deposits" in the accompanying statements of operations has been reduced by the $2,095,019 of premiums paid on these contracts in 1998. The caption "Future policy benefits and claims" has been reduced by $2,583,702 related to reserve credits taken on these contracts as of December 31, 1998.

11. SEPARATE ACCOUNTS

    Separate account premiums, deposits and other considerations amounted to $73,993,993 and $167,895,749 in 1998 and 1997, respectively. Reserves for separate accounts with assets at fair value were $229,940,273 and $159,132,918 at December 31, 1998 and 1997, respectively. All reserves are subject to discretionary withdrawal at market value. All of the Company's separate accounts are nonguaranteed. The investment risks associated with market value changes are borne entirely by the policyholder.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

11. SEPARATE ACCOUNTS (CONTINUED)
    A reconciliation of transfers to (from) separate accounts are as follows:

                                                                                            YEAR ENDED DECEMBER 31
                                                                                            1998             1997
                                                                                            -------------------------------
Transfers as reported in the Summary of Operations of various Separate Accounts:
  Transfers to separate accounts                                                              $ 73,993,993     $167,895,749
------------------------------------------------------------------------------------------  --------------   --------------
  Transfers from separate accounts                                                             (40,118,042)     (26,868,553)
------------------------------------------------------------------------------------------  --------------   --------------
Net transfer to separate accounts as reported in the Company's NAIC Annual Statement --
Summary of Operations                                                                         $ 33,875,951     $141,027,195
------------------------------------------------------------------------------------------  --------------   --------------
                                                                                            --------------   --------------

12. CENTURY COMPLIANCE (UNAUDITED)

    The Year 2000 issue is pervasive and complex and affects virtually every aspect of the Company's business. The Company's computer systems and interfaces with the computer systems of vendors, suppliers, customers and business partners are particularly vulnerable. The Company has been redirecting a large portion of internal Information Technology efforts and contracting with affiliate service providers, who have contracted with outside consultants, to update systems to address Year 2000 issues. Experts have been engaged to assist in developing work plans and cost estimates and to complete remediation activities.

    For the year ended December 31, 1998, the Company identified expenditures of $235,809 to address this issue which represent all expenditures to date. The Company's financial plans for 1999 and 2000 include expected expenditures of an additional $410,000. Actual Year 2000 expenditures through December 31, 1998 and future Year 2000 expenditures are expected to be funded from operating cash flows. The anticipated cost of addressing Year 2000 issues is based on management's current best estimates which were derived utilizing numerous assumptions of future events, including the continued availability of certain resources, third party modification plans and other factors. Such costs will be closely monitored by management. Nevertheless, there can be no guarantee that actual costs will not be higher than these estimated costs. Specific factors that might cause such differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer problems and other uncertainties. The total expenditures identified represent only the Company's portion of Lincoln Life's and LNC's larger expenditures to address the Year 2000 issue.

    The current scope of the Company's and its affiliates overall Year 2000 program includes the following four major project areas: 1) addressing the readiness of business applications, operating systems and hardware on mainframe, personal computer and Local Area Network platforms (IT); 2) addressing the readiness of non-IT embedded software and equipment (non-IT);
    3) addressing the readiness of key business partners; and 4) establishing Year 2000 contingency plans.

    The projects to address IT and non-IT readiness have four major phases. Phase one involves raising awareness and creating an inventory of all IT and non-IT assets. The second phase consists of assessing all items inventoried to initially determine whether they are affected by the Year 2000 issue and preparing general plans and strategies. The third phase entails the detailed planning and remediation of affected systems and equipment. The last phase consists of testing to verify Year 2000 readiness.

    The Company and its affiliates have completed those four phases for over two-thirds of its high priority IT systems respectively, including those provided by software vendors. While the Company's year 2000 program for nearly all high priority IT systems is expected to be completed in the first quarter 1999, phase four, for a small but important subset of these systems, will continue through the end of the second quarter 1999. As of

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

12. CENTURY COMPLIANCE (UNAUDITED) (CONTINUED)
    December 31, 1998, the status of projects addressing readiness of IT assets is: 100% of IT assets have been inventoried (Phase 1) and assessed (Phase
    2); 94% of IT projects have been through the remediation phase (Phase 3) with the last project scheduled for completion by the end of March 1999; and 69% of IT projects have completed the testing phase (Phase 4) with the last project scheduled to finish testing by the end of June 1999. A portion of the effort that extends into 1999 is dependent on outside third parties and is behind the original schedule. The Company is working with these parties to modify the completion schedule.

    As of December 31, 1998, the status of projects that address readiness of high priority non-IT assets is: 100% of non-IT assets have been inventoried (Phase 1) and assessed (Phase 2); 79% of non-IT projects addressing remediation (Phase 3) have been completed and 21% of non-IT projects have completed the testing phase (Phase 4). The Company expects to have all phases related to high priority non-IT completed by the end of October 1999.

    Concurrent with the IT and non-IT projects, the readiness of key business partners is being reviewed and Year 2000 contingency plans are being developed. The most significant categories of key business partners are financial institutions, software vendors and utility providers (gas, electric and telecommunications). Surveys have been mailed to these key business partners. Based on responses received, current levels of readiness are being assessed, follow-up contacts are underway, alternative strategies are being developed and testing is being scheduled where feasible. This effort is expected to continue well into 1999. As noted above, software vendor assessments are considered part of the IT projects and, therefore, would follow the schedule shown above for such projects.

    While the Company is working to meet the schedules outlined above, some uncertainty remains. Specific factors that give rise to this uncertainty include a possible loss of technical resources to perform the work, failure to identify all susceptible systems, non-compliance by third parties whose systems and operations impact the Company and other similar uncertainties.

    A worst case scenario might include the Company's inability to achieve Year 2000 readiness with respect to one or more of the Company's significant policyholder systems resulting in a material disruption to the Company's operations. Specifically, the Company could experience an interruption in its ability to collect and process premiums or deposits, process claim payments, accurately maintain policyholder information, accurately maintain accounting records and/or perform adequate customer service. Should the worst case scenario occur, it could, depending on its duration, have a material impact on the Company's results of operations and financial position. Simple failures can be repaired and returned to production within a matter of hours with no material impact. Unanticipated failures with a longer service disruption period would have a more serious impact. For this reason, the Company is placing significant emphasis on risk management and Year 2000 contingency planning. The Company is in the process of modifying its contingency plans to address potential Year 2000 issues. Where these efforts identify high risks due either to unacceptable work around procedures or significant readiness risks, appropriate risk management techniques are being developed. These techniques, such as resource shifting or use of alternate providers, will be employed to provide stronger assurances of readiness. The Company has gone through exercises to identify worst case scenario failures. At this time, the Company believes its plans are sufficient to mitigate identified worst case scenarios.

REPORT OF INDEPENDENT AUDITORS

Board of Directors
Lincoln Life & Annuity Company of New York

We have audited the accompanying statutory-basis balance sheets of Lincoln Life & Annuity Company of New York (a wholly owned subsidiary of The Lincoln National Life Insurance Company) as of December 31, 1998 and 1997, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for the years then ended and the period from June 6, 1996 (date of incorporation) to December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the New York Insurance Department, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Lincoln Life & Annuity Company of New York at December 31, 1998 and 1997, or the results of its operations or its cash flows for the years then ended and the period from June 6, 1996 (date of incorporation) to December 31, 1996.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended and the period from June 6, 1996 (date of incorporation) to December 31, 1996, in conformity with accounting practices prescribed or permitted by the New York Insurance Department.

                                         /s/ Ernst & Young LLP

March 18, 1999